Securities Act File No. 333-[            ]-

As filed with the Securities and Exchange Commission on October 24, 2011

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on November 23, 2011 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES VP

TRANSAMERICA WMC DIVERSIFIED EQUITY VP

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

TRANSAMERICA WMC DIVERSIFIED GROWTH VP

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

TRANSAMERICA ASSET MANAGEMENT GROUP

Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, Florida 33716

[            ], 2011

Dear Policyowner:

The Board of your Transamerica portfolio has approved the reorganization of your portfolio into another Transamerica portfolio. The reorganization is expected to occur on or about December 30, 2011. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica portfolio, and you will receive shares of the destination portfolio equal in value to your shares of your current Transamerica portfolio.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about the destination portfolio, including its investment objective, strategies, risks, performance, fees and expenses.

The Board has unanimously approved your portfolio’s reorganization and believes the reorganization is in the best interests of your portfolio and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ John K. Carter

John K. Carter
President and Chief Executive Officer
Chairman of the Board
Transamerica Asset Management Group

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [    ], 2011

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES VP

TRANSAMERICA WMC DIVERSIFIED EQUITY VP

(each, a “Target Portfolio” and together, the “Target Portfolios”)

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

TRANSAMERICA WMC DIVERSIFIED GROWTH VP

(each, a “Destination Portfolio” and together, the “Destination Portfolios”)

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

Shares of the Destination Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Portfolio or Destination Portfolio (each sometimes referred to herein as a “Portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Destination Portfolios that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated [            ], 2011 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganizations (each, a “Reorganization,” and together the “Reorganizations”) of certain series of Transamerica Series Trust, a Delaware statutory trust (each, a “Target Portfolio,” and together the “Target Portfolios”), into certain other series of Transamerica Series Trust (each, a “Destination Portfolio,” and together the “Destination Portfolios”). The Information Statement/Prospectus is being mailed to Target Portfolio shareholders on or about [            ], 2011.

Each Target Portfolio and Destination Portfolio is a series of Transamerica Series Trust (“TST”), an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of TST (the “Board” or the “Trustees”) has determined that the Reorganizations are in the best interests of each Target Portfolio and Destination Portfolio. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for each Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Portfolio and corresponding Destination Portfolio involved in each Reorganization, (b) the corresponding Destination Portfolio shares that each Target Portfolio shareholder will receive and (c) on what page of this Information Statement/Prospectus the discussion regarding each Reorganization begins. The Reorganizations are numbered for convenience. The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

Reorganization	Target Portfolio & Shares	Destination Portfolio & Shares	Page

1	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	3
	Initial Class	Initial Class
	Service Class	Service Class

2	Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP	12
	Initial Class	Initial Class
	Service Class	Service Class

Please read this Information Statement/Prospectus, including Exhibit A, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Portfolio’s Reorganization.

The date of this Information Statement/Prospectus is [            ], 2011.

1

For more complete information about each Portfolio, please read the Portfolio’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Portfolio’s prospectus and statement of additional information, and other additional information about each Portfolio, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Portfolio’s current prospectus and statement of additional information, including any applicable supplements thereto.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or visiting the Portfolios’ website at

http://www.transamericaseriestrust.com content prospectus.aspx.

Each Portfolio’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at

http://www.transamericaseriestrust.com/content prospectus.aspx.

A statement of additional information for this Information Statement/Prospectus, dated [__], 2011 (the “SAI”). The SAI contains additional information about the Target Portfolios and the Destination Portfolios.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at

http://www.transamericaseriestrust.com/content prospectus.aspx.

The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus.	Call the following toll-free telephone number: 1-888-233-4339.

The Target Portfolios’ prospectus and statement of additional information (File No. 033-00507), each dated May 1, 2011, as supplemented through October 14, 2011, are incorporated by reference into this Information Statement/Prospectus.

Shares of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for owners (each a “Policyowner,” collectively, “Policyowners”) of variable annuity contracts and variable life policies (collectively, the “Policies”) and (2) the Asset Allocation Portfolios (as defined below). As such, Western Reserve Life Assurance Co. of Ohio (“WRL”), Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Transamerica Advisors Life Insurance Company (“TALIC”), Transamerica Advisors Life Insurance Company of New York (“TALICNY”), and Monumental Life Insurance Company (“Monumental”) (collectively, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. WRL, TLIC, TFLIC, TALIC, TALICNY and Monumental each offer certain of the Target Portfolios in their respective products.

TST has agreed to provide information to Policyowners invested in each Target Portfolio in connection with a Reorganization of that Portfolio into the applicable Destination Portfolio. As such and for ease of reference, throughout the enclosed Information Statement/Prospectus, you may also be referred to as “shareholders” of the Portfolios.

You have received this Information Statement/Prospectus because you have a Policy of one of these Insurance Companies and that Policy is invested in a Target Portfolio.

2

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the Portfolios’ prospectuses carefully for more complete information.

How Will the Reorganizations Work?

•

Each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•

Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the corresponding Target Portfolio on the closing date of the applicable Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio’s Initial Class and Service Class shares, respectively.

•

Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio.

•

Following the Reorganizations, (i) Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Portfolio; (ii) Morgan Stanley Investment Management Inc. (“MSIM”) will continue to serve as sub-adviser to Transamerica Morgan Stanley Mid-Cap Growth VP; and (iii) Wellington Management Company, LLP (“WMC”) will continue to serve as sub-adviser to Transamerica WMC Diversified Growth VP.

•

The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Why did the Trustees Recommend the Reorganizations?

In recommending the Reorganization of your Target Portfolio, the Board, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Portfolios, TAM or Transamerica Capital, Inc. (“TCI”), the Portfolios’ distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of your Target Portfolio and will not dilute the interests of the existing shareholders of your Target Portfolio. The Board has made this determination based on various factors, which include those that are discussed in this Information Statement/Prospectus in the section entitled “Reasons for the Proposed Reorganization.”

The Board also serves as the Board of each corresponding Destination Portfolio. The Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of such Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Information Statement/Prospectus will be approximately $129,000. This cost will be borne by the Target Portfolios (and ultimately the shareholders of the Target Portfolios).

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Portfolio and corresponding Destination Portfolio must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, your Target Portfolio will recognize gain or loss as a direct result of the Reorganization of your Target Portfolio, and that the aggregate tax basis of the Destination Portfolio shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Portfolio shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid portfolio-level taxes, each Target Portfolio will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending on the Closing Date, to its shareholders shortly before the applicable Reorganization. The corresponding Destination Portfolio may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the corresponding Destination Portfolio will declare and pay to its shareholders by the end of 2011 a distribution of any remaining income and gains. All such distributions generally will be taxable to the shareholders, but as long as the Policies funded by your Target Portfolio or by the corresponding Destination Portfolio qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners. For more information, see “Tax Status of Each Reorganization” in this Information Statement/Prospectus.

REORGANIZATION 1

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES VP

(the “Target Portfolio”)

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

(the “Destination Portfolio”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In the Reorganization, the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of the Reorganization is not contingent on the consummation of any other Reorganization.

Both the Target Portfolio and the Destination Portfolio are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.

Comparison of Transamerica Morgan Stanley Growth Opportunities VP

and Transamerica Morgan Stanley Mid-Cap Growth VP

	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Investment objective	Seeks capital appreciation
Principal investment strategies

The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in common stocks of mid cap companies. MSIM seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2010 was between $752 million and $22.1 billion.

MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIM may invest up to 25% of the portfolio’s assets in securities of foreign companies, including emerging market securities. MSIM considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio may invest in privately placed securities and initial public offerings.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Investment adviser	TAM

Sub-adviser	MSIM
Portfolio manager

Dennis P. Lynch, Lead Portfolio Manager

David S. Cohen, Portfolio Manager

Sam G. Chainani, Portfolio Manager

Alexander T. Norton, Portfolio Manager

Jason C. Yeung, Portfolio Manager

Armistead B. Nash, Portfolio Manager

The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the portfolios.

Net assets (as of August 31, 2011)	$273,265,769.84	$568,495,632.28

Classes of Shares, Fees and Expenses

	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Initial Class sales charges and fees

Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2012. TST reserves the right to pay such fees after that date.

Service Class sales charges and fees

Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million. For the fiscal year ended December 31, 2010, the Portfolio paid a management fee of 0.80% of the Portfolio’s average daily net assets.

Following the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

Prior to the Reorganization, TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.80% of the first $1 billion; and 0.775% in excess of $1 billion. For the fiscal year ended December 31, 2010, the Portfolio paid a management fee of 0.80% of the Portfolio’s average daily net assets.

Sub-adviser fees

The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.40% of the first $1 billion; and 0.375% in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST and Transamerica Funds managed by MSIM.

For the fiscal year ended December 31, 2010, TAM paid a sub-advisory fee of 0.37% of the Portfolio’s average daily net assets (which includes fees paid to the portfolio’s previous sub-adviser).

Fee waiver and expense limitations

TAM has entered into an expense limitation agreement with TST on behalf of the portfolios, pursuant to which TAM has agreed to reimburse a portfolio’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes, 12b-1 fees, acquired fund fees and expenses, dividend expenses related to short sales and certain extraordinary expenses, exceed 1.15% of the portfolio’s average daily net assets (“expense cap”). The portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of the portfolios during the previous 36 months (36-month reimbursement), but only to the extent that, after such reimbursement, the portfolios’ expense ratios do not exceed the expense cap. The agreement is in effect through May 1, 2012 and continues automatically for one-year terms unless terminated on 30-days’ written notice to TST.

TAM has entered into an expense limitation agreement with TST on behalf of the portfolios, pursuant to which TAM has agreed to reimburse a portfolio’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes, 12b-1 fees, acquired fund fees and expenses, dividend expenses related to short sales and certain extraordinary expenses, exceed 1.00% of the portfolio’s average daily net assets (“expense cap”). The portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of the portfolios during the previous 36 months (36-month reimbursement), but only to the extent that, after such reimbursement, the portfolios’ expense ratios do not exceed the expense cap. The agreement is in effect through May 1, 2012 and continues automatically for one-year terms unless terminated on 30-days’ written notice to TST.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

•

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

•	IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•	high volatility;
•	no track record for consideration;
•	securities may be illiquid; and
•	earnings are less predictable.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

REITs – When the portfolio invests in real estate investment trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•

Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

The Target Portfolio is subject to the following additional principal risk:

•

Value Investing –The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Portfolios by showing you how the performance of each Portfolio’s Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of the Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on a Portfolio’s expenses, performance would have been lower. Each Portfolio’s Service Class shares will have different performance because they have different expenses than the Portfolio’s Initial Class shares. In the “10 Years or Since Inception” column of the table, share class returns are for past 10 years or since inception of the share class, whichever is less. Index returns are for 10 years or since inception of the oldest share class, whichever is less. The performance calculations do not reflect charges or deductions that are, or may be, imposed under the policies or the annuity contracts. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Transamerica Morgan Stanley Growth Opportunities VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%
Year-to-date return	9/30/2011	-11.61%

Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 2001)	35.66%	7.26%	9.56%
Service Class (commenced operations on May 1, 2003)	35.28%	6.98%	12.12%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	26.38%	4.88%	4.52%

Transamerica Morgan Stanley Mid-Cap Growth VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%
Year-to-date return	9/30/2011	-10.04%

Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	33.90%	9.23%	0.26%
Service Class (commenced operations on May 1, 2003)	33.58%	8.94%	10.27%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	26.38%	4.88%	3.12%

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fees and expenses for the Target Portfolio and Destination Portfolio in the tables appearing below are based on the fees and expenses for the twelve month period ended June 30, 2011. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of June 30, 2011. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Morgan Stanley Growth Opportunities VP Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class	Combined Transamerica Morgan Stanley Mid-Cap Growth VP (Pro Forma) Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.79%	0.80%(1)	0.74%(1)
Distribution and Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.07%	0.09%	0.08%
Total Annual Fund Operating Expenses	1.01%	1.04%	0.97%

	Transamerica Morgan Stanley Growth Opportunities VP Service Class	Transamerica Morgan Stanley Mid-Cap Growth VP Service Class	Combined Transamerica Morgan Stanley Mid-Cap Growth VP (Pro Forma) Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.79%	0.80%(1)	0.74%(1)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.07%	0.09%	0.08%
Total Annual Fund Operating Expenses	1.11%	1.14%	1.07%

(1)

Prior to the Reorganization, TAM receives compensation, calculated daily and paid monthly, from the Destination Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.80% of the first $1 billion; and 0.775% in excess of $1 billion. Following the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Destination Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million. The management fee shown for the Destination Portfolio reflects the management fee prior to the Reorganization. The pro forma management fee shown for the combined Portfolio reflects the management fee following the Reorganization.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolio. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own your Shares	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Combined Transamerica Morgan Stanley Mid- Cap Growth VP (Pro Forma)
Initial Class
Year 1	$103	$106	$99
Year 3	$322	$331	$309
Year 5	$588	$574	$536
Year 10	$1,236	$1,271	$1,190
Service Class
Year 1	$113	$116	$109
Year 3	$353	$362	$340
Year 5	$612	$628	$590
Year 10	$1,352	$1,386	$1,306

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal year ended December 31, 2010, the portfolio turnover rate was 57% of the average value of the Target Portfolio’s portfolio. During the Destination Portfolio’s most recent fiscal year ended December 31, 2010, the portfolio turnover rate was 43% of the average value of the Destination Portfolio’s portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Portfolio, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Portfolios’ shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

General Considerations

•

The Trustees considered that the Reorganization presents an opportunity for the shareholders of the Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than the Target Portfolio and Destination Portfolio individually, given that the Portfolios currently have essentially the same investment characteristics and thereby compete with each other for assets. The Trustees also noted that the larger size of the combined Destination Portfolio may offer the potential for greater economies of scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•

The Trustees also considered that, in connection with the Reorganization, the Destination Portfolio’s advisory fee schedule will be revised so that it is the same as the advisory fee schedule of the Target Portfolio.

•

The Trustees also considered that the pro forma gross expense ratio of each class of shares of the combined Destination Portfolio is expected to be lower than the historical gross expense ratio of the corresponding class of shares of the Target Portfolio. The Trustees considered that TAM has contractually undertaken, through May 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels, and noted that the Destination Portfolio’s expense cap is lower than the expense cap for the Target Portfolio.

•

The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Portfolio. The Trustees considered that the performance of the Initial Class of the Destination Portfolio was higher than that of the Initial Class of the Target Portfolio for the 3- and 5-year periods ended August 31, 2011, although it was lower than that of the Initial Class of the Target Portfolio for the 1- and 10-year periods ended August 31, 2011.

Investment Performance

•

The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

Tax

•	The Trustees considered the expected tax-free nature of the Reorganization for federal income tax purposes.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio. In this regard, the Trustees noted that the assets of the Portfolios are managed in accordance with essentially the same investment strategies.

•	The Trustees considered that TAM is the adviser to the Target Portfolio and the Destination Portfolio and that MSIM is the sub-adviser to the Target Portfolio and the Destination Portfolio.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures.

CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of September 30, 2011 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between September 30, 2011 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid Cap Growth VP	Pro Forma Adjustments(A)	Combined
Net Assets
Initial Class	$188,395,034	$456,411,120	$(33,046)	$644,773,108
Service Class	$45,348,772	$35,381,360	$(7,954)	$80,722,178
Total Fund	$233,743,806	$491,792,480	$(41,000)	$725,495,286

NAV
Initial Class	$12.60	$26.16	$(12.60)	$26.16
Service Class	$12.40	$25.75	$(12.40)	$25.75

Shares
Initial Class	14,955,429	17,445,264	(7,753,200)	24,647,493
Service Class	3,657,022	1,374,034	(1,895,595)	3,135,461

(A) Pro Forma Adjustments are due to the cost of the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of Reorganization 2.

REORGANIZATION 2

TRANSAMERICA WMC DIVERSIFIED EQUITY VP

(the “Target Portfolio”)

TRANSAMERICA WMC DIVERSIFIED GROWTH VP

(the “Destination Portfolio”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In the Reorganization, the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of the Reorganization is not contingent on the consummation of any other Reorganization.

Both the Target Portfolio and the Destination Portfolio are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.

Comparison of Transamerica WMC Diversified Equity VP

and Transamerica WMC Diversified Growth VP

	Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP
Investment objective	Seeks to maximize long-term growth.
Principal investment strategies and policies

The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic equity securities. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“WMC”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.

The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, WMC, uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
Investment adviser	TAM
Sub-adviser	WMC
Portfolio manager	Paul E. Marrkand, CFA, Portfolio Manager

The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the portfolios.

Net assets (as of August 31, 2011)	$543,381,135.87	$1,763,665,131.55

Classes of Shares, Fees and Expenses

	Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP
Initial Class sales charges and fees

Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2012. TST reserves the right to pay such fees after that date.

Service Class sales charges and fees

Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.73% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion. For the fiscal year ended December 31, 2010, the Portfolio paid a management fee of 0.73% of the Portfolio’s average daily net assets.

Following the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.73% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

Prior to the Reorganization, TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion. For the fiscal year ended December 31, 2010, the Portfolio paid a management fee of 0.71% of the Portfolio’s average daily net assets.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.28% of the first $2 billion; 0.25% over $2 billion up to $5 billion; and 0.225% in excess of $5 billion. The average daily net assets for purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST, Transamerica Funds and Transamerica Partners Funds managed by WMC.
	For the fiscal year ended December 31, 2010, TAM paid a sub-advisory fee of 0.32% of the Portfolio’s average daily net assets (which includes fees paid to the portfolio’s previous sub-adviser).	For the fiscal year ended December 31, 2010, TAM paid a sub-advisory fee of 0.27% of the Portfolio’s average daily net assets.
Fee waiver and expense limitations

TAM has entered into an expense limitation agreement with TST on behalf of the portfolios, pursuant to which TAM has agreed to reimburse a portfolio’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes, 12b-1 fees, acquired fund fees and expenses, dividend expenses related to short sales and certain extraordinary expenses, exceed a certain percentage of the portfolio’s average daily net assets (“expense cap”). The portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of the portfolios during the previous 36 months (36-month reimbursement), but only to the extent that, after such reimbursement, the portfolios’ expense ratios do not exceed the expense cap. The agreement is in effect through May 1, 2012 and continues automatically for one-year terms unless terminated on 30-days’ written notice to TST. The expense cap is 0.85% for each Portfolio.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and similar principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

The Target Portfolio is subject to the following additional principal risk:

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

•

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Portfolios by showing you how the performance of each Portfolio’s Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of the Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on a Portfolio’s expenses, performance would have been lower. Each Portfolio’s Service Class shares will have different performance because they have different expenses than the Portfolio’s Initial Class shares. In the “10 Years or Since Inception” column of the table, share class returns are for the past 10 years or since inception of the share class, whichever is less. Index returns are for 10 years or since inception of the oldest share class, whichever is less. The performance calculations do not reflect charges or deductions that are, or may be, imposed under the policies or the annuity contracts. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Transamerica WMC Diversified Equity VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%
Year-to-date return	9/30/2011	-15.74%

The Standard & Poor’s 500® Index served as the benchmark for the portfolio prior to March 22, 2011, at which time it was replaced with the Russell 1000® Growth Index. This benchmark index change was made to more closely reflect the principal strategies of the portfolio.

Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	16.85%	2.95%	-0.48%
Service Class (commenced operations on May 1, 2003)	16.55%	2.66%	6.86%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.34%	2.99%	2.82%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

Transamerica WMC Diversified Growth VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%
Year-to-date return	9/30/2011	-12.45%

Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	17.81%	0.77%	1.66%
Service Class (commenced operations on May 1, 2003)	17.48%	0.50%	7.07%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	16.71%	3.75%	0.02%

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fees and expenses for the Target Portfolio and Destination Portfolio in the tables appearing below are based on the fees and expenses for the twelve month period ended June 30, 2011. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of June 30, 2011. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica WMC Diversified Equity VP Initial Class	Transamerica WMC Diversified Growth VP Initial Class	Combined Transamerica WMC Diversified Growth VP (Pro Forma) Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.72%	0.71%(1)	0.70%(1)
Distribution and Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.08%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.95%	0.93%	0.92%

	Transamerica WMC Diversified Equity VP Service Class	Transamerica WMC Diversified Growth VP Service Class	Combined Transamerica WMC Diversified Growth VP (Pro Forma) Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.72%	0.71%(1)	0.70%(1)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.08%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.05%	1.03%	1.02%

(1)

Prior to the Reorganization, TAM receives compensation, calculated daily and paid monthly, from the Destination Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion. Following the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Destination Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.73% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion. The management fee shown for the Destination Portfolio reflects the management fee prior to the Reorganization. The pro forma management fee for the combined Portfolio reflects the management fee following the Reorganization.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolio. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own your Shares	Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP	Combined Transamerica WMC Diversified Growth VP (Pro Forma)
Initial Class
Year 1	$97	$95	$94
Year 3	$303	$296	$293
Year 5	$525	$515	$509
Year 10	$1,166	$1,143	$1,131
Service Class
Year 1	$107	$105	$104
Year 3	$334	$328	$325
Year 5	$579	$569	$563
Year 10	$1,283	$1,259	$1,248

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal year ended December 31, 2010, the portfolio turnover rate was 111% of the average value of the Target Portfolio’s portfolio. During the Destination Portfolio’s most recent fiscal year ended December 31, 2010, the portfolio turnover rate was 134% of the average value of the Destination Portfolio’s portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Portfolio, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Portfolios’ shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

General Considerations

•

The Trustees considered that the Reorganization presents an opportunity for the shareholders of the Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than the Target Portfolio and Destination Portfolio individually, given that the Portfolios currently have essentially the same investment characteristics and thereby compete with each other for assets. The Trustees also noted that the larger size of the combined Destination Portfolio may offer the potential for greater economies of scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•

The Trustees also considered that, in connection with the Reorganization, the Destination Portfolio’s advisory fee schedule will be revised so that it is the same as the advisory fee schedule of the Target Portfolio.

•

The Trustees also considered that the pro forma gross expense ratio of each class of shares of the combined Destination Portfolio is expected to be lower than the historical gross expense ratio of the corresponding class of shares of the Target Portfolio. The Trustees considered that TAM has contractually undertaken, through May 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels, and noted that the Destination Portfolio’s expense cap is the same as the expense cap for the Target Portfolio.

•

The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Portfolio.

Investment Performance

•

The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined. The Trustees considered that the performance of the Initial Class of the Destination Portfolio was higher than that of the Initial Class of the Target Portfolio for the 1- and 10-year periods ended August 31, 2011, although it was slightly lower than that of the Initial Class of the Target Portfolio for the 3- and 5-year periods ended August 31, 2011.

Tax

•	The Trustees considered the expected tax-free nature of the Reorganization for federal income tax purposes.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio. In this regard, the Trustees noted that the assets of the Portfolios are managed in accordance with essentially the same investment strategies.

•	The Trustees considered that TAM is the adviser to the Target Portfolio and the Destination Portfolio and that WMC is the sub-adviser to the Target Portfolio and the Destination Portfolio.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures.

CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of September 30, 2011 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between September 30, 2011 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

	Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP	Pro Forma Adjustments(A)	Combined
Net Assets
Initial Class	$463,008,221	$1,513,759,100	$(82,549)	$1,976,684,772
Service Class	$30,571,237	$96,992,183	$(5,451)	$127,557,969
Total Fund	$493,579,458	$1,610,751,283	$(88,000)	$2,104,242,741

NAV
Initial Class	$16.66	$19.58	$(16.66)	$19.58
Service Class	$16.52	$19.36	$(16.52)	$19.36

Shares
Initial Class	27,786,092	77,308,324	(4,135,849)	100,958,567
Service Class	1,850,183	5,009,723	(270,872)	6,589,034

(A) Pro Forma Adjustments are due to the cost of the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections below.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began on or before December 22, 2010 for a period of up to eight taxable years. Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began after December 22, 2010 for an unlimited number of taxable years.

As of December 31, 2010, the Portfolios had the following unused capital loss carryforwards (which all arose in taxable years that began on or before December 22, 2010):

Fund	Expiring in 2011	Expiring in 2015	Expiring in 2016	Expiring in 2017	Total
Transamerica Morgan Stanley Growth Opportunities VP	$—	$—	$—	$15,436,308	$15,436,308
Transamerica WMC Diversified Equity VP	$45,010,280	$11,883,809	$36,233,475	$70,286,193	$163,413,757
Transamerica Morgan Stanley Mid-Cap Growth VP	$—	$—	$6,741,789	$25,193,401	$31,935,190
Transamerica WMC Diversified Growth VP	$—	$—	$—	$322,022,547	$322,022,547

Each Reorganization may result in limitations on the applicable Destination Portfolio’s ability, following the applicable Reorganization, to use carryforwards of the applicable Target Portfolio (including carryforwards generated in the tax year of the Target Portfolio ending on the date of the applicable Reorganization) and potentially on that Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in the Reorganization. Those limitations are imposed on an annual basis and will apply to a Reorganization if the shareholders of the applicable Target Portfolio own less than 50% of the corresponding Destination Portfolio immediately after the Reorganization. Losses from taxable years that began on or before December 22, 2010 in excess of the limitation may be carried forward, subject to the overall eight-year limit. Losses from taxable years that began after December 22, 2010 in excess of the limitation may be carried forward without regard to the eight-year limit. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Target Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of that Reorganization.

If the shareholders that hold shares in a Destination Portfolio immediately prior to a Reorganization own less than 50% of the Destination Portfolio following the Reorganization, the Reorganization may result in limitations on the Destination Portfolio’s ability, in the post-Reorganization period, to use a portion of any carryforward generated in its tax year that includes the applicable Reorganization, and potentially on the Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of its assets held immediately prior to the Reorganization. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Destination Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of that Reorganization.

As a result of the Reorganizations, such carryforwards and losses will benefit the shareholders of the combined Portfolio, rather than only the shareholders of the Portfolio that incurred them. In addition, if a Reorganization closes on a date other than the applicable Target Portfolio’s regular year-end, it will cause carryovers of that Target Portfolio’s losses from taxable years that began on or before December 22, 2010 to expire earlier than the time they otherwise would have expired.

If a Destination Portfolio or Target Portfolio has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Portfolio may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of that Destination Portfolio or Target Portfolio, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Portfolio involved in the applicable Reorganization.

The rules described in this section may cause a significant percentage of the Portfolios’ tax capital loss carryforwards to expire unutilized. By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if your Target Portfolio’s Reorganization did not occur.

Since the Reorganizations are not expected to close until December 30, 2011, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each Portfolio to use these losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SEC URITIES

If a Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Portfolio being transferred to the corresponding Destination Portfolio. Consistent with each Destination Portfolio’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of each Destination Portfolio’s shareholders (including former shareholders of the corresponding Target Portfolio), TAM will influence the extent and duration to which the portfolio securities of the corresponding Target Portfolio will be maintained by the Destination Portfolio. It is possible that there may be dispositions of some of the portfolio securities of one or more Target Portfolios following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Destination Portfolio may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Portfolio’s other gains and losses, and the combined Destination Portfolio’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Portfolio.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	The Reorganizations are scheduled to occur as of the close of business on December 30, 2011, but may occur on such later date as the parties may agree to in writing (the “Closing Date”).

•

On the Closing Date, each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•

Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the applicable Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio Initial Class and Service Class shares, respectively.

•

Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio.

•	Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Portfolio.

•

The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Information Statement/Prospectus, which is incorporated herein by this reference. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In each Reorganization, the applicable Destination Portfolio will deliver to the corresponding Target Portfolio a number of full and fractional Destination Portfolio shares of each class with an aggregate net asset value equal to the net asset value of the Target Portfolio attributable to the corresponding class of the Target Portfolio’s shares. The net asset value per share of each class of such Destination Portfolio shall be computed using the Destination Portfolios’ valuation procedures and the net asset value per share of each class of such Target Portfolio shall be computed using the Target Portfolios’ valuation policies and procedures. The number of full and fractional Destination Portfolio shares shall be determined, with respect to each class, by dividing the value of the Target Portfolio’s net assets with respect to that class of the Target Portfolio’s shares by the net asset value of one share of the corresponding class of the Destination Portfolio’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing a Reorganization. The obligation of each Portfolio to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Portfolio’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The obligations of each Portfolio are subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.4 of the form of Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Portfolio or Destination Portfolio, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations. The expenses incurred in connection with the Reorganizations will be borne by the Target Portfolios, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF EACH REORGANIZATION

Each Reorganization is conditioned upon the receipt by the Target Portfolio and the Destination Portfolio of an opinion from Bingham McCutchen LLP, counsel to the Portfolios, substantially to the effect that, for federal income tax purposes:

•

The transfer of all of the applicable Target Portfolio’s assets to the corresponding Destination Portfolio in exchange solely for the issuance of the Destination Portfolio shares to the Target Portfolio and the assumption of the Target Portfolio’s liabilities by the Destination Portfolio, followed by the distribution of the Destination Portfolio shares to the Target Portfolio shareholders in complete liquidation of the Target Portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Portfolio and the corresponding Destination Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the applicable Destination Portfolio upon receipt of the assets of the corresponding Target Portfolio and the assumption by such Destination Portfolio of all of the liabilities of that Target Portfolio;

•

The tax basis of the assets of the applicable Target Portfolio in the hands of the corresponding Destination Portfolio will be the same as the tax basis of such assets in the hands of the Target Portfolio immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio upon the transfer;

•

The holding period of each asset of the applicable Target Portfolio in the hands of the applicable Destination Portfolio, other than assets with respect to which gain or loss is required to be recognized in the applicable Reorganization, will include the period during which the asset was held by the corresponding Target Portfolio (except where investment activities of the Destination Portfolio have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the applicable Target Portfolio upon the transfer of its assets to the corresponding Destination Portfolio in exchange for the Destination Portfolio shares and the assumption by such Destination Portfolio of all of the liabilities of the Target Portfolio, or upon the distribution of the Destination Portfolio shares by the Target Portfolio to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Portfolio’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

•

No gain or loss will be recognized by the applicable Target Portfolio shareholders upon the exchange of their shares of the applicable Target Portfolio solely for the shares of the corresponding Destination Portfolio as part of the Reorganization;

•

The aggregate tax basis of the applicable Destination Portfolio shares received by each shareholder of the corresponding Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Portfolio surrendered in exchange therefor; and

•

The holding period of the applicable Destination Portfolio shares received by a Target Portfolio shareholder will include the holding period of the shares of the Target Portfolio that were surrendered in exchange therefor, provided that the shareholder held the Target Portfolio shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the applicable Target Portfolio and Destination Portfolio.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Portfolio will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Portfolio shareholders all of the Target Portfolio’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Portfolio is estimated as of September 30, 2011 to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Portfolio’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Portfolio’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Portfolio	Distribution Amount (per Share)

Transamerica Morgan Stanley Growth Opportunities VP	$3.413384
Transamerica WMC Diversified Equity VP	$0.04212

Such distributions may result in taxable income to a Target Portfolio shareholder, but as long as the Policies funded by the Portfolios qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

Each Portfolio has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The following table lists the fundamental policies for each Target Portfolio and each Destination Portfolio. For a more complete discussion of each Portfolio’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Portfolios’ statement of additional information.

	Target Portfolios	Destination Portfolios

Borrowing	Each Target Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.	Each Destination Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Senior Securities

Each Target Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Each Destination Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Underwriting

Each Target Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Each Destination Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Real Estate

Each Target Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

Each Destination Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

Lending	Each Target Portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Destination Portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Concentration

Each Target Portfolio may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Each Destination Portfolio may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Commodities

Each Target Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Each Destination Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Diversification	Each Target Portfolio shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.	Each Destination Portfolio shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

Transamerica WMC Diversified Growth has the following additional fundamental investment policy:

The portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

BUYING AND SELLING OF PORTFOLIO SHARES

The following describes how shareholders may buy and sell shares of the Portfolios and how each Portfolio determines its net asset value.

Purchase and Redemption of Shares

Shares of these Portfolios are intended to be sold to the asset allocation portfolios offered in the Portfolios’ prospectus dated May 1, 2011, as supplemented (together, the “Asset Allocation Portfolios”), and to separate accounts of insurance companies, including separate accounts of WRL, TLIC, TFLIC, TALIC, TALICNY and Monumental, to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these Portfolios may be made available to other insurance companies and their separate accounts in the future.

TST currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by TST’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Net Asset Value

The NAV of all Portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV of each Portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio (or class) that are then outstanding.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.

ADDITIONAL INFORMATION ABOUT THE DESTINATION PORTFOLIOS

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for the Destination Portfolios. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Destination Portfolio’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Portfolio, and are paid at the rates previously shown in this Information Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Destination Portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits TST and TAM, subject to certain conditions, and without the approval of shareholders to:

(1)

employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, the funds have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their shareholders.

As of September 30, 2011, TAM’s assets under management were approximately $46,545,275,731.

A discussion regarding the basis of the Board’s approval of the advisory arrangements with TAM is available in the Destination Portfolios’ semi-annual report for the fiscal period ended June 30, 2011.

Sub-Adviser

WMC, 280 Congress Street, Boston, MA 02210, serves as sub-adviser for Transamerica WMC Diversified Growth VP.

MSIM, 522 Fifth Avenue, New York, NY 10036, serves as the sub-adviser for Transamerica Morgan Stanley Mid-Cap Growth VP.

A discussion regarding the basis of the Board’s approval of the sub-advisory arrangements with each of WMC and MSIM is available in the applicable Destination Portfolios’ semi-annual report for the fiscal period ended June 30, 2011.

Disclosure of Portfolio Holdings

A detailed description of the portfolios’ policies and procedures with respect to the disclosure of the portfolios’ portfolio holdings is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Net Asset Value

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase a portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Arrangements

Distribution and Service Plans. TST has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) and pursuant to the 12b-1 Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The 12b-1 Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the 12b-1 Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the 12b-1 Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2012. You will receive written notice prior to the payment of any fees under the 12b-1 Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements. The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Advisors Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.

TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses section of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares.

Certain portfolios of TST are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM and/or the fund of funds’ sub-adviser will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain underlying funds, including those advised by the sub-adviser to the investing fund, may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

Distributions and Taxes

Each Portfolio intends to distribute annually substantially all of its net investment income, if any. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes. Each Portfolio has qualified and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a Portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each Portfolio’s intention to distribute all such income and gains.

Shares of each Portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation Portfolios offered by TST. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a Portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the asset allocation Portfolios offered by TST if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that Portfolio will be allowed to look through to the Portfolio’s investments in order to satisfy the separate account diversification requirements. Each Portfolio intends to comply with those diversification requirements. If a Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of Portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that Portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a

Portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into Portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one Portfolio to another and then back again after a short period of time. As money is shifted in and out, a Portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Portfolio shares may disrupt Portfolio management, hurt Portfolio performance and drive Portfolio expenses higher. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in Portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the Portfolios. Each Portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the Portfolio reasonably believes to be in connection with market timing or excessive trading.

The Portfolios rely on the insurance companies that offer shares of the Portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The Portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the Portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The Portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The Portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the Portfolios discourage market timing and excessive short-term trading, the Portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the Portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying Portfolios by an asset allocation Portfolio in furtherance of a Portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A Portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the Portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a Portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each Portfolio reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The Asset Allocation Portfolios, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a Transamerica Series Trust portfolio (“TST Portfolio”). Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years (or since its inception if less than five years) and for the most recent semi-annual period. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to December 31, 2009, except for the financial highlights for the six months ended June 30, 2011, has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the December 31, 2010 Annual Report, which is available to you upon request.

Information on and prior to December 31, 2009 has been derived from financial statements audited by a previous independent registered certified public accounting firm, whose report, along with the portfolio’s financial statements, is included in the Annual Reports for the previous periods ended December 31, which are available upon request.

Transamerica Morgan Stanley Growth Opportunities VP

Financial Highlights

For a share outstanding throughout each period	Period ended June 30, 2011	Initial Class Year ended December 31,

	(unaudited)	2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$14.32	$10.56	$7.74	$18.18	$16.00	$15.69
Investment operations
Net investment income (loss)(A)	–(B)	0.05	–(B)	0.03	(0.01)	0.01
Net realized and unrealized gain (loss)	1.54	3.71	2.85	(6.12)	3.58	0.76

Total operations	1.54	3.76	2.85	(6.09)	3.57	0.77

Distributions
From net investment income	–	– (B)	(0.03)	–	(0.01)	(0.04)
From net realized gains	–	–	–	(4.35)	(1.38)	(0.42)

Total distributions	–	– (B)	(0.03)	(4.35)	(1.39)	(0.46)

Net asset value
End of period/year	$15.86	$14.32	$10.56	$7.74	$18.18	$16.00

Total return(C)	10.75%(D)	35.66%	36.86%	(40.90%)	23.09%	5.10%
Net assets end of period/year (000’s)	$279,194	$257,724	$288,629	$180,962	$485,162	$478,963
Ratio and supplemental data
Expenses to average net assets	0.86%(E)	0.87%	0.88%	0.85%	0.83%	0.84%
Net investment income (loss), to average net assets	(0.02%)(E)	0.45%	0.04%	0.25%	(0.08%)	0.05%
Portfolio turnover rate	95%(D)	57%	60%	47%	73%	68%

For a share outstanding throughout each period	Period ended	Service Class Year ended December 31,
	June 30, 2011 (unaudited)
		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$14.11	$10.43	$7.64	$18.00	$15.88	$15.59
Investment operations
Net investment income (loss)(A)	(0.02)	0.03	(0.02)	– (B)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	1.52	3.65	2.81	(6.05)	3.56	0.75

Total operations	1.50	3.68	2.79	(6.05)	3.50	0.72

Distributions
From net investment income	–	–	–	–	–	(0.01)
From net realized gains	–	–	–	(4.31)	(1.38)	(0.42)

Total distributions	–	–	–	(4.31)	(1.38)	(0.43)

Net asset value
End of period/year	$15.61	$14.11	$10.43	$7.64	$18.00	$15.88

Total return(C)	10.63%(D)	35.28%	36.52%	(41.06%)	22.74%	4.90%
Net assets end of period/year (000’s)	$59,912	$50,798	$11,126	$7,425	$20,062	$16,847
Ratio and supplemental data
Expenses to average net assets	1.11%(E)	1.12%	1.13%	1.10%	1.08%	1.09%
Net investment income (loss), to average net assets	(0.23%)(E)	0.22%	(0.20%)	–%(F)	(0.33%)	(0.20%)
Portfolio turnover rate	95%(D)	57%	60%	47%	73%	68%

(A) Calculated based on average number of shares outstanding.

(B) Rounds to less than $0.01 or $(0.01).

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Not annualized.

(E) Annualized.

(F) Rounds to less than 0.01% or (0.01)%.

Note: Prior to January 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.

Transamerica WMC Diversified Equity VP

Financial Highlights

For a share outstanding throughout each period	Period ended	Initial Class Year ended December 31,
	June 30, 2011 (unaudited)
		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$20.21	$17.49	$13.82	$25.01	$22.05	$18.81
Investment operations
Net investment income(A)	0.02	0.38	0.22	0.41	0.31	0.27
Net realized and unrealized gain (loss)	0.26	2.52	3.67	(11.21)	3.02	3.23

Total operations	0.28	2.90	3.89	(10.80)	3.33	3.50

Distributions
From net investment income	–	(0.18)	(0.22)	(0.39)	(0.37)	(0.26)

Total distributions	–	(0.18)	(0.22)	(0.39)	(0.37)	(0.26)

Net asset value
End of period/year	$20.49	$20.21	$17.49	$13.82	$25.01	$22.05

Total return (B)	1.38%(C)	16.85%	28.32%	(43.67%)	15.24%	18.79%
Net assets end of period/year (000’s)	$602,506	$637,146	$422,067	$288,218	$611,618	$598,312
Ratio and supplemental data
Expenses to average net assets	0.79%(D)	0.84%	0.91%	0.84%	0.85%	0.87%
Net investment income, to average net assets	0.25%(D)	2.14%	1.49%	2.03%	1.31%	1.35%
Portfolio turnover rate	99%(C)	111%	54%	18%	34%	59%

For a share outstanding throughout each period		Service Class
	Period ended June 30, 2011 (unaudited)	Year ended December 31,

		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$20.03	$17.36	$13.74	$24.85	$21.93	$18.73
Investment operations
Net investment income(A)	–(E)	0.34	0.18	0.37	0.26	0.21
Net realized and unrealized gain (loss)	0.25	2.49	3.63	(11.15)	2.99	3.23

Total operations	0.25	2.83	3.81	(10.78)	3.25	3.44

Distributions
From net investment income	–	(0.16)	(0.19)	(0.33)	(0.33)	(0.24)

Total distributions	–	(0.16)	(0.19)	(0.33)	(0.33)	(0.24)

Net asset value
End of period/year	$20.28	$20.03	$17.36	$13.74	$24.85	$21.93

Total return(B)	1.25%(C)	16.55%	27.85%	(43.81%)	14.98%	18.45%
Net assets end of period/year (000’s)	$39,917	$41,859	$22,817	$8,498	$24,292	$16,329
Ratio and supplemental data
Expenses to average net assets	1.04%(D)	1.09%	1.16%	1.09%	1.10%	1.12%
Net investment income, to average net assets	–%(D),(F)	1.93%	1.16%	1.83%	1.11%	1.02%
Portfolio turnover rate	99%(C)	111%	54%	18%	34%	59%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(C) Not annualized.

(D) Annualized.

(E) Rounds to less than $0.01 or $(0.01).

(F) Rounds to less than 0.01% or (0.01)%.

Note: Prior to January 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.

Transamerica Morgan Stanley Mid-Cap Growth VP

Financial Highlights

For a share outstanding throughout each period		Initial Class
	Period ended June 30, 2011 (unaudited)	Year ended December 31,

		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$29.20	$21.82	$13.59	$25.83	$21.08	$19.18
Investment operations
Net investment income(A)	0.01	0.09	0.03	–(B)	0.11	0.05
Net realized and unrealized gain (loss)	3.46	7.32	8.20	(11.80)	4.64	1.85

Total operations	3.47	7.41	8.23	(11.80)	4.75	1.90

Distributions
From net investment income	–	(0.03)	–	(0.44)	–	–

Total distributions	–	(0.03)	–	(0.44)	–	–

Net asset value
End of period/year	$32.67	$29.20	$21.82	$13.59	$25.83	$21.08

Total return(C)	11.96%(D)	33.90%	60.56%	(46.29%)	22.53%	9.91%
Net assets end of period/year (000’s)	$595,626	$550,593	$437,513	$294,219	$648,069	$593,375
Ratio and supplemental data
Expenses to average net assets	0.88%(E)	0.90%	0.93%	0.87%	0.89%	0.89%
Net investment income, to average net assets	0.05%(E)	0.37%	0.16%	0.03%	0.47%	0.24%
Portfolio turnover rate	18%(D)	43%	35%	39%	76%	65%

For a share outstanding throughout each period	Period ended	Service Class Year ended December 31,
	June 30, 2011 (unaudited)
		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$28.77	$21.52	$13.44	$25.56	$20.91	$19.07
Investment operations
Net investment income (loss)(A)	(0.03)	0.04	(0.01)	(0.05)	0.05	–(B)
Net realized and unrealized gain (loss)	3.40	7.21	8.09	(11.68)	4.60	1.84

Total operations	3.37	7.25	8.08	(11.73)	4.65	1.84

Distributions
From net investment income	–	–(B)	–	(0.39)	–	–

Total distributions	–	–(B)	–	(0.39)	–	–

Net asset value
End of period/year	$32.14	$28.77	$21.52	$13.44	$25.56	$20.91

Total return(C)	11.83%(D)	33.58%	60.12%	(46.44%)	22.24%	9.59%
Net assets end of period/year (000’s)	$39,885	$27,104	$10,729	$4,363	$12,057	$6,634
Ratio and supplemental data
Expenses to average net assets	1.13%(E)	1.15%	1.18%	1.12%	1.14%	1.14%
Net investment income (loss), to average net assets	(0.17%)(E)	0.19%	(0.06%)	(0.22%)	0.21%	–%(F)
Portfolio turnover rate	18%(D)	43%	35%	39%	76%	65%

(A) Calculated based on average number of shares outstanding.

(B) Rounds to less than $0.01 or $(0.01).

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Not annualized.

(E) Annualized.

(F) Rounds to less than 0.01% or (0.01)%.

Note: Prior to January 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.

Transamerica WMC Diversified Growth VP

Financial Highlights

For a share outstanding throughout each period	Period ended	Initial Class Year ended December 31,
	June 30, 2011 (unaudited)
		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$22.46	$19.18	$14.98	$28.90	$25.95	$23.87
Investment operations
Net investment income(A)	0.03	0.08	0.10	0.15	0.05	0.01
Net realized and unrealized gain (loss)	1.14	3.31	4.26	(13.09)	4.07	2.07

Total operations	1.17	3.39	4.36	(12.94)	4.12	2.08

Distributions
From net investment income	–	(0.11)	(0.16)	(0.06)	(0.01)	–
From net realized gains	–	–	–	(0.92)	(1.16)	–

Total distributions	–	(0.11)	(0.16)	(0.98)	(1.17)	–

Net asset value
End of period/year	$23.63	$22.46	$19.18	$14.98	$28.90	$25.95

Total return( B)	5.21%(C)	17.81%	29.20%	(46.00%)	16.29%	8.71%
Net assets end of period/year (000’s)	$1,939,012	$1,932,732	$1,727,961	$1,442,534	$2,938,220	$3,324,168
Ratio and supplemental data
Expenses to average net assets	0.77%(D)	0.78%	0.79%	0.76%	0.76%	0.77%
Net investment income, to average net assets	0.30%(D)	0.42%	0.63%	0.63%	0.18%	0.04%
Portfolio turnover rate	31%(C)	134%(E)	43%	33%	38%	47%

For a share outstanding throughout each period	Period ended	Service Class Year ended December 31,
	June 30, 2011 (unaudited)
		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$22.23	$18.99	$14.80	$28.59	$25.73	$23.73
Investment operations
Net investment income (loss)(A)	0.01	0.03	0.06	0.08	(0.02)	(0.05)
Net realized and unrealized gain (loss)	1.13	3.27	4.21	(12.95)	4.04	2.05

Total operations	1.14	3.30	4.27	(12.87)	4.02	2.00

Distributions
From net investment income	–	(0.06)	(0.08)	–	–	–
From net realized gains	–	–	–	(0.92)	(1.16)	–

Total distributions	–	(0.06)	(0.08)	(0.92)	(1.16)	–

Net asset value
End of period/year	$23.37	$22.23	$18.99	$14.80	$28.59	$25.73

Total return(B)	5.13%(C)	17.48%	28.90%	(46.17%)	16.04%	8.38%
Net assets end of period/year (000’s)	$123,888	$118,730	$29,463	$23,553	$69,701	$64,730
Ratio and supplemental data
Expenses to average net assets	1.02%(D)	1.03%	1.04%	1.01%	1.01%	1.02%
Net investment income (loss), to average net assets	0.06%(D)	0.17%	0.37%	0.35%	(0.07%)	(0.22%)
Portfolio turnover rate	31%(C)	134%(E)	43%	33%	38%	47%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(C) Not annualized.

(D) Annualized.

(E) Increase in portfolio turnover rate was triggered by a change in the fund’s objectives.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

OWNERSHIP OF SHARES OF THE PORTFOLIOS

To the knowledge of each Target Portfolio, as of October 13, 2011, the Trustees and officers of the Target Portfolio owned in the aggregate less than 1% of the outstanding shares of the Target Portfolio. To the knowledge of each Destination Portfolio, as of October 13, 2011, the Trustees and officers of the Destination Portfolio owned in the aggregate less than 1% of the outstanding shares of the Destination Portfolio.

To the knowledge of each Target Portfolio, as of October 13, 2011, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Portfolio.

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	25.24%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	16.46%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	11.41%
Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	8.82%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	7.07%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	6.53%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	6.01%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	5.55%
TCM Division* Merrill Lynch Life Insurance Co Investor Choice Annuity Inv Series 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	54.80%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	11.63%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	9.85%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	6.37%
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	34.97%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	12.88%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	10.83%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	9.59%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	7.18%
TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	33.48%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	16.56%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	15.00%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	7.43%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	6.93%
TCM Division Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	5.50%

To the knowledge of each Destination Portfolio, as of October 13, 2011, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Portfolio.

Name & Address	Portfolio Name	Class	Percentage
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	57.23%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	12.03%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	11.61%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	6.17%

Name & Address	Portfolio Name	Class	Percentage
TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	31.79%
TCM Division* Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	26.30%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	13.24%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	7.57%
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	32.50%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	13.57%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	8.69%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	7.06%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	6.84%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	6.70%
Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	5.74%
TCM Division* Merrill Lynch Life Insurance Co Investor Choice Annuity Inv Series 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Service	72.10%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Service	9.13%

*Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the Portfolio. Information regarding the parent companies of the control persons listed in the chart above is provided in Exhibit B hereto.

EXPERTS

The financial statements and financial highlights of each Portfolio for the past five fiscal years and the six month period ended June 30, 2011 are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of each Target Portfolio for its fiscal year end December 31, 2010 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Portfolio from your investment firm or by writing to your Portfolio at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-888-233-4339.

Each Portfolio’s statement of additional information and shareholder reports are available free of charge on the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher, Esq.
Dennis P. Gallagher, Esq.
Secretary, Transamerica Series Trust

St. Petersburg, Florida

December [    ], 2011

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [        ], 2011, by and among Transamerica Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquiring Portfolio/Classes” (each, an “Acquiring Portfolio”), and the Trust on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquired Portfolio/Classes” (each, an “Acquired Portfolio”).

WHEREAS, the Trust is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each such reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the corresponding Acquiring Portfolio listed on Exhibit A (as to each Acquired Portfolio, the “corresponding Acquiring Portfolio”) in exchange solely for (a) shares of the classes of shares of beneficial interest of that Acquiring Portfolio (the “Acquiring Portfolio Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Portfolio (the “Acquired Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) to the shareholders of the Acquired Portfolio in complete redemption of the Acquired Portfolio Shares and the termination of the Acquired Portfolio, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to each Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Portfolio listed on Exhibit A (as to each Acquiring Portfolio, the “corresponding Acquired Portfolio”) for Acquiring Portfolio Shares and the assumption of all liabilities of that Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to each Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED PORTFOLIO TO THE CORRESPONDING ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES IN SUCH ACQUIRING PORTFOLIO, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED PORTFOLIO AND LIQUIDATION AND TERMINATION OF THAT ACQUIRED PORTFOLIO

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of each Acquired Portfolio, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Portfolio, as set forth in paragraph 1.2, to the corresponding Acquiring Portfolio, and the Trust, on behalf of that Acquiring Portfolio, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Portfolio the number of full and fractional shares of each class of Acquiring Portfolio Shares of that Acquiring Portfolio corresponding to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Trust’s net assets with respect to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Portfolio Shares of that Acquiring Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Portfolio as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Portfolio and its classes of shares and the corresponding Acquired Portfolio and its classes of shares. For purposes of this Agreement, each class of shares of each Acquired Portfolio as set forth on Exhibit A corresponds to the class of shares of the corresponding Acquiring Portfolio as set forth on such Exhibit, the term “Acquiring Portfolio Shares” should be read to include each such class of shares of such Acquiring Portfolio, and the term “Acquired Portfolio Shares” should be read to include each such class of shares of such Acquired Portfolio.

1.2 The property and assets of the Trust attributable to each Acquired Portfolio to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the corresponding Acquiring Portfolio, shall consist of all assets and property of every kind and nature of the Acquired Portfolio, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Portfolio owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of each Acquiring Portfolio, shall assume all of the liabilities and obligations of the corresponding Acquired Portfolio, including, without limitation, all indemnification obligations of such Acquired Portfolio with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Portfolio will promptly assign, convey, transfer and deliver to the Trust, on behalf of the corresponding Acquiring Portfolio, any rights, stock dividends, cash dividends or other securities received by the Acquired Portfolio after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the corresponding Acquiring Portfolio, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Portfolio acquired by the Trust on behalf of the corresponding Acquiring Portfolio.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Portfolio. To complete the liquidation, the Trust, on behalf of each Acquired Portfolio, shall (a) distribute to the shareholders of record with respect to each class of the applicable Acquired Portfolio Shares of each Acquired Portfolio as of the Closing Date (“Acquired Portfolio Shareholders”), on a pro rata basis, the Acquiring Portfolio Shares of the corresponding class of the corresponding Acquiring Portfolio received by the Trust, on behalf of that Acquired Portfolio, pursuant to paragraph 1.1, in complete redemption of such Acquired Portfolio Shares, and (b) terminate the Acquired Portfolio in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Portfolio Shares, by the transfer of the corresponding class of Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the corresponding Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of each class of Acquiring Portfolio Shares to be so credited to each of the corresponding Acquired Portfolio Shareholders holding Acquired Portfolio Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Portfolio Shares of that class owned by those Acquired Portfolio Shareholders on the Closing Date. All issued Acquired Portfolio Shares will be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing any class of Acquiring Portfolio Shares in connection with such exchange.

1.4 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio as maintained by the Acquiring Portfolio’s transfer agent.

1.5 Any reporting responsibility of an Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of such Acquired Portfolio. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Portfolio, and the amounts thereof attributable to each class of shares of that Acquired Portfolio, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Portfolio, and after the declaration of any dividends by the Acquired Portfolio, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Portfolio.

2.2 The net asset value per share of each class of the Acquiring Portfolio Shares of each Acquiring Portfolio shall be determined as of the time for calculation of the applicable Acquiring Portfolio’s net asset value as set forth in the then-current prospectus for the Acquiring Portfolio on the Valuation Date, computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Portfolio.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [        ], 2011, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or, as to any Reorganization, such later time on that date as the applicable Acquired Portfolio’s net asset value and/or the net asset value per share of the class of shares of the corresponding Acquiring Portfolio is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Portfolio that the Custodian maintains as custodian for the Acquired Portfolio to the accounts of the corresponding Acquiring Portfolio that the Custodian maintains as custodian for the Acquiring Portfolio. The Trust shall, within one business day after the Closing for each Reorganization, deliver to the applicable Trust a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Portfolio have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Portfolio, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Portfolio (“Transfer Agent”), to deliver to the Trust, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Portfolio Shareholder of the applicable Acquired Portfolio and the class, number and percentage ownership of the outstanding Acquired Portfolio Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Portfolio shall deliver to the Secretary of the corresponding Acquired Portfolio a confirmation evidencing that (a) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the Acquired Portfolio’s account on the books of such Acquiring Portfolio pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the accounts of the Acquired Portfolio Shareholders on the books of such Acquiring Portfolio pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Portfolio or an Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Portfolio or such Acquiring Portfolio is impracticable (in the judgment of the Board), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of each Acquired Portfolio, represents and warrants as follows:

(a) Such Acquired Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Portfolio Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of such Acquired Portfolio, will have good and marketable title to such Acquired Portfolio’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the corresponding Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result, in a material violation of Delaware law or of the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Portfolio (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Portfolio on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Portfolio and, to the Acquired Portfolio’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Portfolio to the corresponding Acquiring Portfolio of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Portfolio or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Portfolio’s business. The Trust, on behalf of such Acquired Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquired Portfolio.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Portfolio as at the last day of and for the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquired Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquired Portfolio’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by such Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of such Acquired Portfolio shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Portfolio will have made such distributions, if any, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Portfolio, as provided in paragraph 3.3. Such Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares of such Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares of such Acquired Portfolio.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust, on behalf of such Acquired Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquired Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquiring Portfolio, for use therein), and (ii) comply in all material respects with the provisions of the the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) For each calendar quarter of its operation (including the calendar quarter that includes the Closing Date), such Acquired Portfolio (i) has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts and (ii) has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of each Acquiring Portfolio, represents and warrants as follows:

(a) Such Acquiring Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Declaration, to own all of the assets of such Acquiring Portfolio and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Portfolio Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Portfolio and each prospectus and statement of additional information of such Acquiring Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result, in a material violation of Delaware law or the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquiring Portfolio, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Portfolio’s business. The Trust, on behalf of such Acquiring Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Portfolio.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Portfolio as at the last day of and for the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquiring Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Portfolio’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Portfolio Shares due to declines in market values of securities held by such Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of such Acquiring Portfolio shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), such Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, such Acquiring Portfolio will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date such Acquiring Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Portfolio will have made such distributions, if any, as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Trust, for the account of the Acquired Portfolio Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Trust, on behalf of such Acquiring Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquiring Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquired Portfolio, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(o) For each calendar quarter of its operation ending prior to the Closing Date, such Acquiring Portfolio has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts. At all relevant times, such Acquiring Portfolio has been and is an investment company to which Treasury Regulations Section 1.817-5(f) applies.

5.	COVENANTS

The Trust, on behalf of each Acquired Portfolio, and the Trust, on behalf of each Acquiring Portfolio, respectively, hereby further covenant as follows:

5.1 The Acquired Portfolio and the Acquiring Portfolio each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Portfolio Shares to be acquired by such Acquired Portfolio hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Trust, on behalf of each Acquired Portfolio, will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of the Acquired Portfolio Shares.

5.4 Subject to the provisions of this Agreement, the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Trust, on behalf of each Acquired Portfolio, will, from time to time, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the corresponding Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Trust, on behalf of each Acquiring Portfolio, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Trust, on behalf of such Acquiring Portfolio, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the

Reorganization (the “Registration Statement”). The Trust, on behalf of such Acquired Portfolio, will provide to the Trust such information regarding the Acquired Portfolio as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of each Acquired Portfolio, to consummate the Reorganization of such Acquired Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquired Portfolio:

6.1 All representations and warranties of the Trust, on behalf of such Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of such Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquiring Portfolio, on or before the Closing Date.

6.3 The Trust, on behalf of such Acquiring Portfolio, shall have executed and delivered to the Trust, on behalf of the corresponding Acquired Portfolio, an assumption of the Liabilities of such Acquired Portfolio and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of such Acquiring Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquired Portfolio, a certificate executed in the name of the Trust, on behalf of such Acquiring Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5 The Trust, on behalf of such Acquiring Portfolio, and the Trust, on behalf of the corresponding Acquired Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of each Acquiring Portfolio, to consummate the Reorganization of such Acquiring Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquiring Portfolio:

7.1 All representations and warranties of the Trust, on behalf of such Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of such Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquired Portfolio, on or before the Closing Date.

7.3 The Trust on behalf of such Acquired Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquiring Portfolio, a Statement of Assets and Liabilities of such Acquired Portfolio as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of such Acquired Portfolio. The Trust, on behalf of such Acquired Portfolio, shall have executed and delivered all such assignments and other instruments of transfer as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Portfolio’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of such Acquired Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquiring Portfolio, a certificate executed in the name of the Trust, on behalf of such Acquired Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5 The Trust, on behalf of such Acquired Portfolio, and the Trust, on behalf of the corresponding Acquiring Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued by such Acquiring Portfolio in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO AND EACH CORRESPONDING ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Portfolio or Acquiring Portfolio, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.4) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Portfolio and its corresponding Acquiring Portfolio:

8.1 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to such Acquired Portfolio, or the Trust, with respect to such Acquiring Portfolio, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Portfolio or such Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the applicable Acquired Portfolio, the Trust, on behalf of the applicable Acquiring Portfolio, and its authorized officers, (i) the applicable Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Acquired Portfolio and the corresponding Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Portfolio upon receipt of the Assets of the corresponding Acquired Portfolio solely in exchange for the applicable Acquiring Portfolio Shares and the assumption by such Acquiring Portfolio of the Liabilities of the applicable Acquired Portfolio; (iii) the basis in the hands of such Acquiring Portfolio of the Assets of the corresponding Acquired Portfolio will be the same as the basis of such Assets in the hands of the Acquired Portfolio immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Portfolio upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Portfolio, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by such Acquired Portfolio (except where investment activities of the Acquiring Portfolio have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Portfolio upon the transfer of its Assets to the corresponding Acquiring Portfolio in exchange for the applicable Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities of the Acquired Portfolio, or upon the distribution of the Acquiring Portfolio Shares by the Acquired Portfolio to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Portfolio’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Portfolio Shareholders of such Acquired Portfolio upon the exchange of their Acquired Portfolio Shares solely for the Acquiring Portfolio Shares of the corresponding Acquiring Portfolio as part of the Reorganization; (vii) the aggregate basis of the Acquiring Portfolio Shares that each Acquired Portfolio Shareholder of the applicable Acquired Portfolio receives in connection with the transaction will be the same as the aggregate basis of its Acquired Portfolio Shares exchanged therefor; and (viii) each Acquired Portfolio Shareholder’s holding period for its Acquiring Portfolio Shares will include the period for it held the Acquired Portfolio Shares exchanged therefor, provided that it held such Acquired Portfolio Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust.

Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.4 on behalf of any Acquired Portfolio or Acquiring Portfolio.

8.5 The Trust, on behalf of each Acquiring Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquired Portfolio, and its authorized officers: (a) the Trust is a statutory trust existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquired Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquired Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquired Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

8.6 The Trust, on behalf of each Acquired Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the corresponding Acquiring Portfolio and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquiring Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquiring Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquiring Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Portfolio Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Trust, out of each Acquiring Portfolio’s assets and property (including any amounts paid to the Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquiring Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of each Acquired Portfolio’s assets and property (including any amounts paid to the Acquired Portfolio pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquired Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of each Reorganization will be borne by the applicable Acquired Portfolio. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust and the Trust agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Portfolio or an Acquired Portfolio, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, and the obligations of the Trust, on behalf of each Acquiring Portfolio, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Portfolio or Acquired Portfolio at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Board, on behalf of each Acquired Portfolio, or the Board, on behalf of the corresponding Acquiring Portfolio, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Portfolio or such Acquired Portfolio, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Portfolio or its corresponding Acquiring Portfolio shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Portfolio or Acquiring Portfolio, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquired Portfolios, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Portfolios, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA SERIES TRUST, on behalf of each Acquiring Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA SERIES TRUST, on behalf of each Acquired Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

Exhibit A

Acquired Portfolio/Classes	Acquiring Portfolio/Classes
Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Initial Class	Initial Class
Service Class	Service Class

Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP
Initial Class	Initial Class
Service Class	Service Class

SCHEDULE 4.1

[        ]

SCHEDULE 4.2

[        ]

EXHIBIT B

Information Regarding Parent Entities of “Control Persons”

Entity	Place of Organization
The AEGON Trust	Delaware
Transamerica Corporation	Delaware
AEGON U.S. Holding Corporation	Delaware
AEGON USA, LLC	Iowa
Western Reserve Life Assurance Co. of Ohio	Ohio
Transamerica International Holdings, Inc.	Delaware
Transamerica Life Insurance Company	Iowa

B-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

TRANSAMERICA WMC DIVERSIFIED GROWTH VP

(each, a “Destination Portfolio” and together, the “Destination Portfolios”)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

[                                 ], 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated [            ], 2011 (the “Information Statement/Prospectus”), which relates to the Initial Class and Service Class shares of each Destination Portfolio to be issued in exchange for shares of the corresponding series of Transamerica Series Trust as shown below (each, a “Target Portfolio” and together, the “Target Portfolios”). Please retain this SAI for further reference.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Portfolios at the address set forth above or call the Destination Portfolios at the number set forth above.

The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Reorganization	Target Portfolio & Shares	Destination Portfolio & Shares
1	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

2	Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
PRO FORMA FINANCIAL STATEMENTS	3

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of each Target Portfolio to, and the assumption of the liabilities of each Target Portfolio by, the corresponding Destination Portfolio in exchange for shares of the Destination Portfolio as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Portfolios’ Statement of Additional Information dated May 1, 2011 as supplemented through August 17, 2011 (File Nos. 811-04419 and 033-00507), as supplemented through October 13, 2011, as filed with the SEC on August 17, 2011 (Accession No. 0000930413-11-005536), is incorporated herein by reference.

2. The Portfolios’ Annual Report for the fiscal year ended December 31, 2010 (File No. 811-04419), as filed with the SEC on March 3, 2011 (Accession No. 0000950123-11-021574 ) is incorporated herein by reference.

3. The Portfolios’ Semi-Annual Report for the fiscal period ended June 30, 2011 (File No. 811-04419), as filed with the SEC on September 2, 2011 (Accession No. 0000950123-11-082455) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Target Portfolio and Destination Portfolio shown in the table on the cover page of this SAI.

The pro forma financial statements are unaudited.

Reorganization 1

Reorganization Between Transamerica Morgan Stanley Growth Opportunities VP and Transamerica Morgan Stanley Mid-Cap Growth VP

PRO FORMA SCHEDULE OF INVESTMENTS

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Morgan Stanley Growth Opportunities VP		Transamerica Morgan Stanley Mid-Cap Growth VP		Adjustments			Pro Forma Portfolio

	Shares	Value	Shares	Value	Shares	Value		Shares	Value
Common Stock - 97.2%
Air Freight & Logistics
CH Robinson Worldwide, Inc.	57,956	$4,569	101,844	$8,029	-	$-		159,800	$12,598
Expeditors International of Washington, Inc.	137,493	7,038	254,970	13,052	-	-		392,463	20,090
Automobiles
Better Place	-	-	860,386	2,581	-	-		860,386	2,581
Capital Markets
Greenhill & Co., Inc.	53,239	2,865	101,244	5,449	-	-		154,483	8,314
Chemicals
Intrepid Potash, Inc.	154,701	5,028	287,723	9,351	-	-		442,424	14,379
Nalco Holding Co.	140,484	3,907	272,492	7,578	-	-		412,976	11,485
Rockwood Holdings, Inc.	100,000	5,529	194,015	10,727	-	-		294,015	16,256
Commercial Services & Supplies
Covanta Holding Corp.	226,368	3,733	430,297	7,096	-	-		656,665	10,829
Edenred	393,311	12,000	747,644	22,811	-	-		1,140,955	34,811
Stericycle, Inc.	57,607	5,134	99,873	8,901	-	-		157,480	14,035
Communications Equipment
Motorola Solutions, Inc.	281,204	12,947	495,394	22,808	-	-		776,598	35,755
Construction Materials
Martin Marietta Materials, Inc.	44,036	3,522	83,802	6,702	-	-		127,838	10,224
Diversified Consumer Services
New Oriental Education & Technology Group	31,005	3,464	57,162	6,386	-	-		88,167	9,850
Diversified Financial Services
IntercontinentalExchange, Inc.	36,336	4,531	63,100	7,869	-	-		99,436	12,400
Leucadia National Corp.	166,782	5,687	292,798	9,984	-	-		459,580	15,671
Moody's Corp.	44,587	1,710	86,551	3,319	-	-		131,138	5,029
MSCI, Inc.	237,090	8,934	439,266	16,552	-	-		676,356	25,486
Electrical Equipment
First Solar, Inc.	19,740	2,611	36,291	4,800	-	-		56,031	7,411
Food Products
Mead Johnson Nutrition Co.	112,734	7,615	215,350	14,547	-	-		328,084	22,162
Health Care Equipment & Supplies
Gen-Probe, Inc.	86,395	5,974	163,312	11,293	-	-		249,707	17,267
Idexx Laboratories, Inc.	56,303	4,367	98,630	7,650	-	-		154,933	12,017
Intuitive Surgical, Inc.	25,585	9,520	45,332	16,868	-	-		70,917	26,388
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.	19,535	6,020	36,220	11,163	-	-		55,755	17,183
Ctrip.com International, Ltd.	181,733	7,829	315,969	13,612	-	-		497,702	21,441
Wynn Resorts, Ltd.	36,284	5,208	67,275	9,657	-	-		103,559	14,865
Internet & Catalog Retail
NetFlix, Inc.	43,697	11,479	79,203	20,806	-	-		122,900	32,285
Internet Software & Services
Akamai Technologies, Inc.	157,999	4,972	292,871	9,217	-	-		450,870	14,189
Alibaba.com, Ltd.	1,569,500	2,511	2,969,300	4,750	-	-		4,538,800	7,261
LinkedIn Corp.	45,230	4,075	83,782	7,548	-	-		129,012	11,623
Renren, Inc.	192,165	1,701	356,659	3,156	-	-		548,824	4,857
Yandex NV	246,826	8,765	457,532	16,247	-	-		704,358	25,012
Youku.com, Inc.	99,718	3,425	186,722	6,414	-	-		286,440	9,839
IT Services
Gartner, Inc.	126,564	5,099	242,626	9,775	-	-		369,190	14,874
Life Sciences Tools & Services
Illumina, Inc.	147,864	11,112	254,189	19,102	-	-		402,053	30,214
Techne Corp.	58,494	4,877	111,497	9,296	-	-		169,991	14,173
Machinery
Schindler Holding AG	45,677	5,555	86,088	10,470	-	-		131,765	16,025
Media
Naspers, Ltd.	107,087	6,048	197,023	11,127	-	-		304,110	17,175
Metals & Mining
Lynas Corp., Ltd.	1,144,387	2,209	2,192,943	4,234	-	-		3,337,330	6,443
Molycorp, Inc.	131,449	8,025	227,065	13,865	-	-		358,514	21,890
Multiline Retail
Dollar Tree, Inc.	84,219	5,611	157,962	10,523	-	-		242,181	16,134
Oil, Gas & Consumable Fuels
Range Resources Corp.	104,987	5,827	193,151	10,721	-	-		298,138	16,548
Ultra Petroleum Corp.	147,800	6,769	280,970	12,869	-	-		428,770	19,638
Personal Products
Natura Cosmeticos SA	141,200	3,529	256,647	6,414	-	-		397,847	9,943
Pharmaceuticals
Ironwood Pharmaceuticals, Inc. - Class A	159,398	2,506	121,390	1,908	-	-		280,788	4,414
Valeant Pharmaceuticals International, Inc.	125,773	6,535	188,871	9,814	-	-		314,644	16,349
Professional Services
IHS, Inc.	57,606	4,805	109,906	9,168	-	-		167,512	13,973
Intertek Group PLC	195,451	6,194	372,924	11,819	-	-		568,375	18,013
Qualicorp SA	459,990	4,392	853,867	8,152	-	-		1,313,857	12,544
Verisk Analytics, Inc.	199,727	6,914	385,774	13,355	-	-		585,501	20,269
Semiconductors & Semiconductor Equipment
ARM Holdings PLC	200,557	5,702	348,758	9,915	-	-		549,315	15,617
NVIDIA Corp.	69,761	1,112	123,473	1,968	-	-		193,234	3,080
Software
Autodesk, Inc.	98,949	3,819	191,270	7,383	-	-		290,219	11,202
Citrix Systems, Inc.	39,720	3,178	72,540	5,803	-	-		112,260	8,981
FactSet Research Systems, Inc.	50,549	5,172	94,895	9,710	-	-		145,444	14,882
Red Hat, Inc.	152,500	7,000	282,755	12,978	-	-		435,255	19,978
Rovi Corp.	56,167	3,222	104,381	5,987	-	-		160,548	9,209
Salesforce.com, Inc.	53,139	7,917	93,382	13,912	-	-		146,521	21,829
Solera Holdings, Inc.	134,533	7,959	255,442	15,112	-	-		389,975	23,071
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	56,988	6,372	97,683	10,923	-	-		154,671	17,295
Trading Companies & Distributors
Fastenal Co.	195,933	7,052	363,474	13,081	-	-		559,407	20,133
Wireless Telecommunication Services
Millicom International Cellular SA	32,859	3,443	61,000	6,391	-	-		93,859	9,834
Total Common Stock		334,625		612,698		-			947,323
	Total Cost ($303,751)		Total Cost ($469,288)					Total Cost ($773,039)

Convertible Preferred Stock
Convertible Preferred Stock - 0.88%
Internet & Catalog Retail
Groupon, Inc.	-	-	134,718	8,622	-	-		134,718	8,622
Total Convertible Preferred Stock		-		8,622		-			8,622
			Total Cost ($4,256)					Total Cost ($4,256)
Preferred Stock
Preferred Stock - 0.75%
Internet Software & Services
Zynga Series C	-	-	295,582	4,147	-	-		295,582	4,147
Pharmaceuticals
Ironwood Pharmaceuticals, Inc.	-	-	198,702	3,123	-	-		198,702	3,123
Total Preferred Stock		-		7,270		-			7,270
			Total Cost ($6,531)					Total Cost ($6,531)
Securities Lending Collateral - 18.09%
State Street Navigator Securities Lending Trust - Prime Portfolio	83,193,715	83,194	93,130,132	93,130	-	-		176,323,847	176,324
Total Securities Lending Collateral		83,194		93,130		-			176,324
	Total Cost ($83,194)		Total Cost ($93,130)					Total Cost ($176,324)

	Principal	Value	Principal	Value	Principal	Value		Principal	Value
Repurchase Agreement - 0.75%
State Street Bank & Trust Co. 0.01%, dated 06/30/2011, to be repurchased at $7,273 on 07/01/2011.	$3,115	3,115	$4,158	4,158	-	-		$7,273	7,273

Total Repurchase Agreement		3,115		4,158		-			7,273
	Total Cost ($3,115)		Total Cost ($4,158)					Total Cost ($7,273)

Total Investment Securities		420,934		725,878		-			1,146,812
	Total Cost ($390,060)		Total Cost ($577,363)					Total Cost ($967,423)

Other Assets and Liabilities		(81,828)		(90,367)		(41)	(a)		(172,236)
Net Assets		$339,106		$635,511		($41)			$974,576

(a)-(g) The Notes to the Pro Forma Financial Statements are an integral part of this report.

As of June 30, 2011, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization Between Transamerica Morgan Stanley Growth Opportunities VP and Transamerica Morgan Stanley Mid-Cap Growth VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Adjustments			Combined Pro Forma Portfolio
Assets:
Investment securities, at value (including securities loaned of $81,341, $90,891, respectively)	$417,819	$721,720		$-		$1,139,539
Repurchase agreement, at value	3,115	4,158		-		7,273
Receivables:
Investment securities sold	9,945	18,531		-		28,476
Shares sold	153	98		-		251
Securities lending income (net)	78	128		-		206
Dividends	168	195		-		363
Dividend Reclaims	-	69		-		69
Prepaid Expenses	3	5		-		8
	$431,281	$744,904	$			$1,176,185

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	7,993	15,314		-		23,307
Shares redeemed	728	301		-		1,029
Management and advisory fees	215	405		-		620
Distribution and service fees	12	8		-		20
Administration fees	6	10		-		16
Audit and tax fees	8	7		-		15
Printing and shareholder report fees	11	171		-		182
Other	8	47		41	(a)	96
Collateral for securities on loan	83,194	93,130		-		176,324
	92,175	109,393		41		201,609
Net Assets	$339,106	$635,511		$(41)		$974,576

Net Assets Consist of:
Capital stock ($0.01 par value)	$214	195		$(110)	(b)	$299
Additional paid in capital	247,546	476,639		60,588	(a)(b)	784,773
Undistributed (accumulated) net investment income (loss)	1,059	1,905		(1,059)	(b)	1,905
Undistributed (accumulated) net realized gain (loss) from investment securities	59,460	8,280		(59,460)	(b)	8,280
Net unrealized appreciation (depreciation) on:
Investment securities	30,874	148,515		-		179,389
Translation of assets and liabilities denominated in foreign currencies	(47)	(23)		-		(70)
Net Assets	$339,106	$635,511		$(41)		$974,576

Net Assets by Class:
Initial Class	$279,194	$595,626		$(34)	(a)	$874,786
Service Class	59,912	39,885		(7)	(a)	99,790
Shares Outstanding:
Initial Class	17,605	18,234		(9,059)	(c)	26,780
Service Class	3,838	1,241		(1,974)	(c)	3,105
Net Asset Value and Offering Price Per Share:
Initial Class	$15.86	$32.67		(15.86)	(a)(d)	$32.67
Service Class	15.61	32.14		(15.61)	(a)(d)	32.14

Investment securities, at cost	$386,945	$573,205		-		$960,150
Repurchase agreement, at cost	$3,115	$4,158		-		$7,273

(a)-(g) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Morgan Stanley Growth Opportunities VP and Transamerica Morgan Stanley Mid-Cap Growth VP

PRO FORMA STATEMENT OF OPERATIONS

For the twelve month period ended June 30, 2011

(all amounts in thousands)

	Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Adjustments		Combined Pro Forma Portfolio
Investment Income:
Dividend income	$2,660	$6,143	$-		$8,803
Withholding tax on foreign dividends	(80)	(230)	-		(310)
Interest income	1	2	-		3
Securities lending income (net)	498	1,000	-		1,498
	3,079	6,915	-		9,994

Expenses:
Management and advisory	2,252	4,517	(451)	(e)	6,318
Distribution and service: Service Class	88	67	-		155
Printing and shareholder reports	67	173	-		240
Custody	34	145	(26)	(f)	153
Administration	57	113	-		170
Legal	15	30	-		45
Audit and tax	13	12	(9)	(g)	16
Trustees	8	17	-		25
Transfer agent fees	1	4	-		5
Other	11	20	-		31
Total expenses	2,546	5,098	(486)		7,158

Net Investment Income	533	1,817	486		2,836

Net Realized Gain (Loss) from:
Investment securities	94,336	50,192	-		144,528
Foreign currency transactions	(250)	14	-		(236)
	94,086	50,206	-		144,292
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	17,217	155,434	-		172,651
Translation of assets and liabilities denominated in foreign currency	(47)	(20)	-		(67)
	17,170	155,414	-		172,584
Net Realized and Unrealized Loss	111,256	205,620	-		316,876

Net Decrease in Net Assets Resulting from Operations	$111,789	$207,437	$486		$319,712

(a) - (g) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization 2

Reorganization Between Transamerica WMC Diversified Equity VP and Transamerica WMC Diversified Growth VP

PRO FORMA SCHEDULE OF INVESTMENTS

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica WMC Diversified Equity VP		Transamerica WMC Diversified Growth VP		Adjustments			Pro Forma Portfolio

	Shares	Value	Shares	Value	Shares	Value		Shares	Value
Common Stock - 96.27%
Aerospace & Defense
Boeing Co.	86,462	$6,392	286,266	$21,164	-	$-		372,728	$27,556
Honeywell International, Inc.	132,527	7,897	476,252	28,380	-	-		608,779	36,277
Air Freight & Logistics
CH Robinson Worldwide, Inc.	41,815	3,297	108,555	8,558	-	-		150,370	11,855
Automobiles
Ford Motor Co.	162,222	2,237	683,390	9,424	-	-		845,612	11,661
Biotechnology
Amgen, Inc.	144,222	8,415	468,904	27,361	-	-		613,126	35,776
Chemicals
Sherwin-Williams Co.	62,800	5,267	200,750	16,837	-	-		263,550	22,104
Communications Equipment
Alcatel-Lucent	358,330	2,068	980,136	5,655	-	-		1,338,466	7,723
Cisco Systems, Inc.	1,366,939	21,338	4,771,930	74,490	-	-		6,138,869	95,828
Emulex Corp.	333,300	2,866	1,048,159	9,014	-	-		1,381,459	11,880
Riverbed Technology, Inc.	73,135	2,895	179,643	7,112	-	-		252,778	10,007
Computers & Peripherals
Apple, Inc.	80,606	27,057	257,725	86,511	-	-		338,331	113,568
Dell, Inc.	317,198	5,288	1,434,004	23,905	-	-		1,751,202	29,193
EMC Corp.	730,834	20,134	2,531,638	69,747	-	-		3,262,472	89,881
NetApp, Inc.	141,489	7,468	447,826	23,636	-	-		589,315	31,104
QLogic Corp.	487,700	7,764	1,164,126	18,533	-	-		1,651,826	26,297
Consumer Finance
American Express Co.	97,988	5,066	375,152	19,395	-	-		473,140	24,461
Diversified Consumer Services
Apollo Group, Inc.	177,025	7,732	345,596	15,096	-	-		522,621	22,828
ITT Educational Services, Inc.	-	-	307,672	24,072	-	-		307,672	24,072
Electrical Equipment
Emerson Electric Co.	92,319	5,193	284,880	16,025	-	-		377,199	21,218
Energy Equipment & Services
Baker Hughes, Inc.	78,700	5,710	229,064	16,621	-	-		307,764	22,331
Cameron International Corp.	130,260	6,551	352,332	17,719	-	-		482,592	24,270
Core Laboratories NV	8,111	905	26,047	2,905	-	-		34,158	3,810
Diamond Offshore Drilling, Inc.	94,140	6,628	314,257	22,127	-	-		408,397	28,755
Oceaneering International, Inc.	102,440	4,149	304,382	12,327	-	-		406,822	16,476
Food Products
Kraft Foods, Inc.	21,946	773	152,788	5,383	-	-		174,734	6,156
Health Care Equipment & Supplies
Hologic, Inc.	341,072	6,879	910,001	18,354	-	-		1,251,073	25,233
Intuitive Surgical, Inc.	12,682	4,719	42,769	15,915	-	-		55,451	20,634
Stryker Corp.	11,398	669	40,005	2,347	-	-		51,403	3,016
Health Care Providers & Services
Aetna, Inc.	138,822	6,121	-	-	-	-		138,822	6,121
AmerisourceBergen Corp.	119,740	4,957	363,371	15,044	-	-		483,111	20,001
Cardinal Health, Inc.	154,669	7,025	445,624	20,239	-	-		600,293	27,264
Express Scripts, Inc.	83,505	4,508	281,354	15,187	-	-		364,859	19,695
Laboratory Corp. of America Holdings	50,345	4,873	169,153	16,372	-	-		219,498	21,245
UnitedHealth Group, Inc.	239,795	12,369	817,454	42,164	-	-		1,057,249	54,533
Hotels, Restaurants & Leisure
Ctrip.com International, Ltd.	51,100	2,201	105,594	4,549	-	-		156,694	6,750
Starbucks Corp.	97,484	3,850	306,043	12,086	-	-		403,527	15,936
Industrial Conglomerates
General Electric Co.	561,682	10,593	2,068,750	39,016	-	-		2,630,432	49,609
Tyco International, Ltd.	53,320	2,636	171,310	8,468	-	-		224,630	11,104
Internet & Catalog Retail
Amazon.com, Inc.	14,088	2,881	44,703	9,141	-	-		58,791	12,022
NetFlix, Inc.	9,800	2,574	-	-	-	-		9,800	2,574
priceline.com, Inc.	6,709	3,435	27,288	13,970	-	-		33,997	17,405
Internet Software & Services
Baidu, Inc.	13,576	1,902	-	-	-	-		13,576	1,902
eBay, Inc.	192,291	6,205	494,885	15,970	-	-		687,176	22,175
IAC/InterActiveCorp	195,856	7,476	584,031	22,292	-	-		779,887	29,768
IT Services
Cognizant Technology Solutions Corp.	51,439	3,773	179,259	13,147	-	-		230,698	16,920
International Business Machines Corp.	175,762	30,152	606,689	104,077	-	-		782,451	134,229
Life Sciences Tools & Services
Bruker Corp.	199,993	4,072	359,003	7,309	-	-		558,996	11,381
Waters Corp.	115,399	11,048	349,056	33,419	-	-		464,455	44,467
Machinery
Caterpillar, Inc.	150,102	15,980	527,696	56,179	-	-		677,798	72,159
Cummins, Inc.	36,616	3,789	128,139	13,261	-	-		164,755	17,050
Dover Corp.	83,202	5,641	292,835	19,854	-	-		376,037	25,495
Illinois Tool Works, Inc.	111,798	6,315	310,185	17,522	-	-		421,983	23,837
Joy Global, Inc.	62,788	5,980	204,381	19,465	-	-		267,169	25,445
Parker Hannifin Corp.	107,254	9,625	317,046	28,452	-	-		424,300	38,077
Media
DIRECTV	71,532	3,635	296,668	15,077	-	-		368,200	18,712
News Corp.	304,437	5,389	1,079,974	19,116	-	-		1,384,411	24,505
Omnicom Group, Inc.	185,378	8,928	641,579	30,897	-	-		826,957	39,825
Sirius XM Radio, Inc.	1,835,629	4,020	2,463,008	5,394	-	-		4,298,637	9,414
Metals & Mining
Cliffs Natural Resources, Inc.	65,000	6,009	187,622	17,345	-	-		252,622	23,354
Freeport-McMoRan Copper & Gold, Inc.	48,353	2,558	177,125	9,370	-	-		225,478	11,928
Nucor Corp.	91,547	3,774	325,102	13,401	-	-		416,649	17,175
Rio Tinto PLC	61,164	4,423	230,256	16,652	-	-		291,420	21,075
Teck Resources, Ltd.	107,907	5,475	331,259	16,808	-	-		439,166	22,283
Walter Energy, Inc.	35,986	4,167	121,214	14,037	-	-		157,200	18,204
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	98,260	7,542	294,345	22,594	-	-		392,605	30,136
BP PLC	136,137	6,030	318,085	14,088	-	-		454,222	20,118
Canadian Natural Resources, Ltd.	155,900	6,526	462,968	19,380	-	-		618,868	25,906
Exxon Mobil Corp.	148,282	12,067	507,012	41,260	-	-		655,294	53,327
Occidental Petroleum Corp.	86,945	9,046	275,065	28,618	-	-		362,010	37,664
Petrohawk Energy Corp.	56,512	1,394	282,125	6,960	-	-		338,637	8,354
Valero Energy Corp.	334,839	8,562	1,229,320	31,434	-	-		1,564,159	39,996
Pharmaceuticals
Abbott Laboratories	50,162	2,640	160,958	8,470	-	-		211,120	11,110
Semiconductors & Semiconductor Equipment
Altera Corp.	448,975	20,810	1,499,487	69,502	-	-		1,948,462	90,312
Analog Devices, Inc.	167,800	6,568	588,130	23,019	-	-		755,930	29,587
Intersil Corp.	366,036	4,704	1,488,150	19,123	-	-		1,854,186	23,827
Memc Electronic Materials, Inc.	206,300	1,760	649,853	5,543	-	-		856,153	7,303
Xilinx, Inc.	200,379	7,308	746,673	27,231	-	-		947,052	34,539
Software
Adobe Systems, Inc.	144,470	4,544	452,195	14,223	-	-		596,665	18,767
Autodesk, Inc.	120,473	4,650	444,017	17,139	-	-		564,490	21,789
BMC Software, Inc.	98,528	5,389	325,603	17,811	-	-		424,131	23,200
Check Point Software Technologies, Ltd.	101,914	5,794	333,435	18,956	-	-		435,349	24,750
Citrix Systems, Inc.	71,189	5,695	269,346	21,548	-	-		340,535	27,243
Longtop Financial Technologies, Ltd.	19,000	360	121,728	2,304	-	-		140,728	2,664
Microsoft Corp.	741,977	19,291	2,389,307	62,122	-	-		3,131,284	81,413
Oracle Corp.	625,157	20,574	2,252,540	74,132	-	-		2,877,697	94,706
Red Hat, Inc.	52,822	2,425	149,922	6,881	-	-		202,744	9,306
Specialty Retail
Abercrombie & Fitch Co.	38,500	2,576	-	-	-	-		38,500	2,576
Advance Auto Parts, Inc.	44,245	2,588	133,215	7,792	-	-		177,460	10,380
Buckle, Inc.	69,036	2,948	152,319	6,504	-	-		221,355	9,452
Ross Stores, Inc.	69,962	5,605	237,571	19,033	-	-		307,533	24,638
TJX Cos., Inc.	86,497	4,544	276,595	14,530	-	-		363,092	19,074
Textiles, Apparel & Luxury Goods
Coach, Inc.	88,627	5,666	251,126	16,055	-	-		339,753	21,721
Deckers Outdoor Corp.	9,623	848	68,029	5,996	-	-		77,652	6,844
Fossil, Inc.	12,000	1,413	21,347	2,513	-	-		33,347	3,926
Lululemon Athletica, Inc.	29,645	3,315	98,379	11,001	-	-		128,024	14,316
Polo Ralph Lauren Corp.	23,113	3,065	77,372	10,260	-	-		100,485	13,325
Wireless Telecommunication Services
Vodafone Group PLC	212,618	5,681	707,002	18,891	-	-		919,620	24,572
Total Common Stock		615,644		1,988,806		-			2,604,450
	Total Cost ($582,325)		Total Cost ($1,701,904)					Total Cost ($2,284,229)

Securities Lending Collateral - 6.25%
State Street Navigator Securities Lending Trust - Prime Portfolio	31,984,021	31,984	137,069,648	137,070	-	-		169,053,668	169,054
Total Securities Lending Collateral		31,984		137,070		-			169,054
	Total Cost ($31,984)		Total Cost ($137,070)					Total Cost ($169,054)

	Principal	Value	Principal	Value	Principal	Value		Principal	Value
Repurchase Agreement - 3.59%
State Street Bank & Trust Co. 0.01%, dated 06/30/2011, to be repurchased at $97,110 on 07/01/2011.	$26,968	26,968	$70,142	70,142	-	-		$97,110	97,110
Total Repurchase Agreement		26,968		70,142		-			97,110
	Total Cost ($26,968)		Total Cost ($70,142)					Total Cost ($97,110)

Total Investment Securities		674,596		2,196,018		-			2,870,614
	Total Cost ($641,277)		Total Cost ($1,909,116)					Total Cost ($2,550,393)

Other Assets and Liabilities		(32,173)		(133,118)		(88)	(a)		(165,379)
Net Assets		$642,423		$2,062,900		($88)			$2,705,235

(a)-(g) The Notes to the Pro Forma Financial Statements are an integral part of this Report.

As of June 30, 2011, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization Between Transamerica WMC Diversified Equity VP and Transamerica WMC Diversified Growth VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2011

(all amounts except per share amounts in thousands)

		Transamerica WMC Diversified Equity VP		Transamerica WMC Diversified Growth VP		Adjustments				Combined Pro Forma Portfolio
Assets:
Investment securities, at value	$	647,628	$	2,125,876	$	-			$	2,773,504
(including securities loaned of $31,278, $133,884, respectively)
Repurchase agreement, at value		26,968		70,142		-				97,110
Receivables:
Investment securities sold		3,359		12,643		-				16,002
Shares sold		165		4,465		-				4,630
Securities lending income (net)		12		33		-				45
Dividends		638		2,072		-				2,710
Dividend Reclaims		297		-		-				297
Prepaid Expenses		6		18		-				24

	$	679,073	$	2,215,249	$	-			$	2,894,322

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased		3,903		12,524		-				16,427
Shares redeemed		271		1,145		-				1,416
Management and advisory fees		371		1,172		-				1,543
Distribution and service fees		8		24		-				32
Trustees fees		2		5		-				7
Administration fees		10		33		-				43
Printing and shareholder report fees		68		305		-				373
Audit and tax fees		8		3		-				11
Transfer agent fees		-		1		-				1
Other		25		67		88	(a	)		180
Collateral for securities on loan		31,984		137,070		-				169,054

		36,650		152,349		88				189,087

Net Assets	$	642,423	$	2,062,900	$	(88)			$	2,705,235

Net Assets Consist of:
Capital stock ($0.01 par value)	$	314		874	$	(42)	(b	)	$	1,146
Additional paid in capital		694,562		1,952,677		(85,861)	(a	)(b)		2,561,378
Undistributed (accumulated) net investment income (loss)		12,154		10,236		(12,154)	(b	)		10,236
Undistributed (accumulated) net realized gain (loss) from investment securities		(97,969)		(187,790)		97,969	(b	)		(187,790)
Net unrealized appreciation (depreciation) on:
Investment securities		33,319		286,902		-				320,221
Translation of assets and liabilities denominated in foreign currencies		43		1		-				44

Net Assets	$	642,423	$	2,062,900	$	(88)			$	2,705,235

Net Assets by Class:
Initial Class	$	602,506	$	1,939,012	$	(83)	(a	)		2,541,435
Service Class		39,917		123,888		(5)	(a	)		163,800
Shares Outstanding:
Initial Class		29,410		82,050		(3,912)	(c	)		107,548
Service Class		1,968		5,302		(260)	(c	)		7,010
Net Asset Value and Offering Price Per Share:
Initial Class	$	20.49	$	23.63		(20.49)	(a	)(d)	$	23.63
Service Class		20.28		23.37		(20.28)	(a	)(d)		23.37

Investment securities, at cost	$	614,309	$	1,838,974		-			$	2,453,283
Repurchase agreement, at cost	$	26,968	$	70,142		-			$	97,110

(a)-(g) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica WMC Diversified Equity VP and Transamerica WMC Diversified Growth VP

PRO FORMA STATEMENT OF OPERATIONS

For the twelve month period ended June 30, 2011

(all amounts in thousands)

		Transamerica WMC Diversified Equity VP		Transamerica WMC Diversified Growth VP		Adjustments				Combined Pro Forma Portfolio
Investment Income:
Dividend income	$	16,181	$	21,684	$	-			$	37,865
Withholding taxes on foreign dividends		(33)		(51)						(84)
Interest income		1		4		-				5
Securities lending income (net)		79		439		-				518

		16,228		22,076		-				38,304

Expenses:
Management and advisory		4,632		13,772		(285)	(e	)		18,119
Distribution and service: Service Class		97		184		-				281
Printing and shareholder reports		151		463		-				614
Custody		65		238		(39)	(f	)		264
Administration		128		387		-				515
Legal		37		107		-				144
Audit and tax		39		9		(27)	(g	)		21
Trustees		21		56		-				77
Transfer agent fees		4		11		-				15
Other		74		55		-				129

Total expenses		5,248		15,282		(351)				20,179

Net Investment Income		10,980		6,794		351				18,125

Net Realized Gain (Loss) from:
Investment securities		67,497		128,653		-				196,150
Foreign currency transactions		3		(3)		-				-

		67,500		128,650		-				196,150

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities		91,390		402,435		-				493,825
Translation of assets and liabilities denominated in foreign currencies		56		1		-				57

		91,446		402,436		-				493,882

Net Realized and Unrealized Loss		158,946		531,086		-				690,032

Net Decrease in Net Assets Resulting from Operations	$	169,926	$	537,880	$	351			$	708,157

(a) - (g) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

REORGANIZATIONS

For the year ended June 30, 2011

(All amounts in thousands)

(Unaudited)

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the portfolios listed in the Target Portfolio & Shares column (“Target Portfolios”) in the table below in exchange for shares of the portfolios listed in the Destination Portfolio & Shares column (“Destination Portfolios”) and the assumption by the Destination Portfolios of all of the liabilities of the Target Portfolios as described elsewhere in this proxy statement/prospectus.

Target Portfolio & Shares	Destination Portfolio & Shares

Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Initial Class	Initial Class
Service Class	Service Class

Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP
Initial Class	Initial Class
Service Class	Service Class

The Reorganizations are intended to qualify for Federal income tax purposes as “reorganizations” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it’s expected that neither the Target Portfolios, nor the Destination Portfolios, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Agreement and Plan of Reorganization. As a condition to the closing of the transaction, the Target Portfolios will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will each constitute a “reorganization” within the meaning of Section 368 of the Code. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target and Destination Portfolios.

The “Pro Forma Portfolios” as identified in these financial statements represent the combined portfolios after the mergers, with the Destination Portfolios treated as the accounting survivors for financial reporting purposes. Management believes the Destination Portfolios to be the accounting survivors because these portfolios’ investment objectives/styles, fees and expense structures would remain intact with the combined portfolios.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Portfolios for shares of the Destination Portfolios will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Target Portfolios in exchange for shares of the Destination Portfolios at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on June 30, 2011. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective June 30, 2011 to report operations for the period ended June 30, 2011.

In preparing the Destination Portfolios’ statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Portfolios and the Destination Portfolios, which are included in the Portfolios’ annual reports dated December 31, 2010 and the Portfolios’ semi-annual reports dated June 30, 2011.

NOTE 2 — PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the mergers.

(a)  To adjust net assets by the cost of the Reorganization.

(b)  To adjust the Pro Forma Portfolios Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Portfolios.

(c)  To adjust Shares Outstanding of the Pro Forma Portfolio based on combining the Portfolio at the Destination Portfolio’s net asset value.

(d)  To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.

(e)  To restate management and advisory fees using the Destination Portfolio advisory fee rates for the Pro Forma Portfolios at the combined average daily net assets of the Target Portfolios and Destination Portfolios.

(f)	To remove duplicate Custody fees.
(g)	To remove duplicate Audit fees.

NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Destination Portfolios’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”). AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Destination Portfolios’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Portfolios’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Destination Portfolios are also officers and/or directors of TAM, TFS, and TCI.

Investment Advisory Fees

The Target Portfolios pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints (all amounts are noted as of June 30, 2011):

Transamerica Morgan Stanley Growth Opportunities VP:

First $250 million	0.80%
$250 million to $500 million	0.75%
Over $500 million	0.70%

Transamerica WMC Diversified Equity VP:

First $500 million	0.73%
$500 million to $2.5 billion	0.70%
Over $2.5 billion	0.65%

Following the reorganizations, the Destination Portfolios will pay management fees to TAM based on ANA at the following breakpoints:

Transamerica Morgan Stanley Mid-Cap Growth VP:

First $250 million	0.80%
$250 million to $500 million	0.75%
Over $500 million	0.70%

Transamerica WMC Diversified Growth VP:

First $500 million	0.73%
$500 million to $2.5 billion	0.70%
Over $2.5 billion	0.65%

TAM has contractually agreed through May 1, 2012 to reimburse each Destination Portfolio to the extent that operating expenses, excluding 12b-1 service fees brokerage commissions, interest, taxes, 12b-1 fees, acquired fund fees and expenses, dividend expenses related to short sales and certain extraordinary expenses, exceed 1.00% for Transamerica Morgan Stanley Mid-Cap Growth VP and 0.85% for Transamerica WMC Diversified Growth VP (“expense cap”). The portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of the portfolios during the previous 36 months (36-month reimbursement), but only to the extent that, after such reimbursement, the portfolios’ expense ratios do not exceed the expense cap. The agreement is in effect through May 1, 2012 and continues automatically for one-year terms unless terminated on 30-days’ written notice to TST.

Sub-Advisory Fees

Morgan Stanley Investment Management Inc. receives compensation from TAM, calculated daily and paid monthly, at the same annual rate for both Transamerica Morgan Stanley Growth Opportunities VP and Transamerica Morgan Stanley Mid-Cap Growth VP (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.40% of the first $1 billion; and 0.375% in excess of $1 billion.

Wellington Management Company, LLP receives compensation from TAM, calculated daily and paid monthly, at the same annual rate for both Transamerica WMC Diversified Equity VP and Transamerica WMC Diversified Growth VP (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.28% of the first $2 billion; 0.25% over $2 billion up to $5 billion; and 0.225% in excess of $5 billion.

NOTE 4 — VALUATION PROCEDURES OF THE PORTFOLIOS

The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures. The Board of Trustees has approved procedures to be used to value the Portfolios’ securities for the purposes of determining the Portfolios’ NAV. The valuation of the securities of the Portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Portfolios to TAM.

NOTE 5 — TAX TREATMENT OF THE PORTFOLIOS

Each Destination Portfolio has not yet filed its first U.S. federal income tax return and, thus, has not elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the closing date of the Reorganization and for subsequent taxable periods, the Trust reasonably expects that each Destination Portfolio will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

NOTE 6 — COSTS ASSOCIATED WITH THE REORGANIZATIONS

The cost of the Reorganizations will be borne by the Target Portfolios.

The estimated portfolio costs associated with the Reorganizations, which are considered extraordinary expenses of each relevant Portfolio and, thus, are not subject to the expense limitations of each relevant Portfolio discussed in Note 3 above, are as follow:

Transamerica Morgan Stanley Growth Opportunities VP	$41
Transamerica WMC Diversified Equity VP	$88

PART C

OTHER INFORMATION

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in the Registrant’s Amended and Restated Declaration of Trust and Bylaws, which are incorporated hereby reference.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suite or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust (5)

(2)	Bylaws (5)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Proxy Statement/Prospectus)

(5)	See Exhibits 1 and 2

(6)	(a) Investment Advisory Agreements

(i) Investment Advisory Agreement (2)
(ii) Investment Advisory Agreement Schedule A dated December 30, 2011 (to be filed by amendment)

(b) Sub-Advisory Agreements

(i) Transamerica Morgan Stanley Growth Opportunities VP dated May 1, 2002, as amended (to be filed by amendment)
(ii) Transamerica WMC Diversified Equity VP dated April 9, 2010, as amended (to be filed by amendment)
(7)	Distribution Agreement (1)
(a) Amendment and Restated Distribution Agreement dated November 1, 2007 (6)
(b) Updated Schedule I only dated December 30, 2011 (to be filed by amendment)

(8)	Amended and Restated Trustees’ Deferred Compensation Plan dated January 1, 2010 (9)

(9)	Custodian Agreement dated January 1, 2011 (12)

(10)	Plan of Distribution under rule 12b-1
(a) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated November 1, 2007 (6)
(1) Amendment to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated May 1, 2008 (7)
(2) Updated Schedule A only dated December 30, 2011 (to be filed by amendment)

(b) Multiple Class Plan dated January 22, 2009 (8)

(11)	Opinion of counsel as to the legality of the securities (filed herein)

(12)	Form of opinion of counsel as to tax matters (filed herein)

(13)	(1) Administrative Services Agreement dated July 15, 2010 (11)
a. Updated Schedule Aonly dated December 30, 2011 (to be filed by amendment)

(2) Transfer Agency Agreement, as amended through May 1, 2008 (8)

(3) Expense Limitation Agreement (3)
a. Amended and Restated Expense Limitation Agreement dated May 1,2011 (13)
b. Updated Schedule Aand B only dated December 30, 2011 (to be filed by amendment))

(4) Participation Agreement between TST and Western Reserve Life Assurance Co. of Ohio dated February 27, 1991, as amended (4)
a. Amendment dated May1, 2010 (10)
b. Amendment dated May1, 2011 (13)

(5)         Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated July 1, 1992, as amended May 1, 2009 (10)

a. Amendment dated May1, 2010 (10)
b. Amendment dated May1, 2011 (13)

(6)         Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and BlackRock Variable Series Funds, Inc. on behalf of Transamerica BlackRock Global Allocation VP dated May 1, 2009 (8)

(7) Participation Agreement with Transamerica Advisors Life Insurance Company dated October 20, 2008, as amended(10)
a. Amendment dated May1, 2010 (10)
b. Amendment dated May1, 2011 (13)

(8) Participation Agreement with Transamerica Advisors Life Insurance Company of New York dated September 1, 2008, as amended (11)
a. Amendment dated May1, 2010 (10)
b. Amendment dated May1, 2011 (13)

(14)	Consent of Independent Registered Certified Public Accounting firm (to be filed by amendment)

(15)	Not applicable

(16)	Powers of Attorney (16)

(17)	(a) Code of Ethics - Joint Transamerica Series Trust and Transamerica Asset Management, Inc.(6)
(b) Code of Ethics – Morgan Stanley Investment Management Inc. (14)
(c) Code of Ethics – Wellington Management Company, LLP (15)
(d) Prospectus dated May 1, 2011, as supplemented through October 14, 2011 (filed herein)
(e) Statement of Additional Information dated May 1, 2011 as supplemented through August 17, 2011, as supplemented through October 13, 2011 (filed herein)
(f) Annual Report to Shareholders for the year ended December 31, 2010 (filed herein)
(g) Semi-Annual Report to Shareholders for the period ended June 30, 2011 (filed herein)

(1)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.
(2)	Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.
(3)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement filed on February 28, 2007 and incorporated herein by reference.
(4)	Previously filed with Post-Effective Amendment No. 70 to the Registration Statement filed on July 31, 2007 and incorporated herein by reference.
(5)	Previously filed with Post-Effective Amendment No. 71 to the Registration Statement filed on January 31, 2008 and incorporated herein by reference.
(6)	Previously filed with Post-Effective Amendment No. 72 to the Registration Statement filed on April 29, 2008 and incorporated herein by reference.
(7)	Previously filed with Post-Effective Amendment No. 73 to the Registration Statement filed on August 25, 2008 and incorporated herein by reference.
(8)	Previously filed with Post-Effective Amendment No. 80 to the Registration Statement filed on April 30, 2009 and incorporated herein by reference.
(9)	Previously filed with Transamerica Funds’ Post-Effective Amendment No. 108 to the Registration Statement filed on February 26, 2010 (File No. 33-02659).
(10)	Previously filed with Post-Effective Amendment No. 91 to the Registration Statement filed on April 28, 2010 and incorporated herein by reference.
(11)	Previously filed with Post-Effective Amendment No. 93 to the Registration Statement filed on August 13, 2010 and incorporated herein by reference.
(12)	Previously filed with Post-Effective Amendment No. 126 to the Transamerica Funds Registration Statement filed on April 29, 2011 and incorporated herein by reference.
(13)	Previously filed with Post-Effective Amendment No. 95 to the Registration Statement filed on April 29, 2011 and incorporated herein by reference.
(14)	Previously filed with Post-Effective Amendment No. 89 to the Registration Statement filed on February 28, 2008.
(15)	Previously filed with Post-Effective Amendment No. 126 to the Transamerica Funds Registration Statement filed on April 29, 2011 and incorporated herein by reference.
(16)	Previously filed with the Registration Statement on Form N-14 filed on January 22, 2010 and incorporated herein by reference.

Item 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 24th day of October, 2011.

TRANSAMERICA SERIES TRUST

By:	/s/ John K. Carter
John K. Carter President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 24th day of October, 2011:

/s/ John K. Carter John K. Carter	Chairperson, Trustee, President and Chief Executive Officer	October 24, 2011

/s/ Sandra N. Bane Sandra N. Bane*	Trustee	October 24, 2011

/s/ Leo J. Hill Leo J. Hill*	Trustee	October 24, 2011

/s/ David W. Jennings David W. Jennings*	Trustee	October 24, 2011

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Trustee	October 24, 2011

/s/ Eugene M. Mannella Eugene M. Mannella*	Trustee	October 24, 2011

/s/ Norman R. Nielsen Norman R. Nielsen*	Trustee	October 24, 2011

/s/ Joyce G. Norden Joyce G. Norden*	Trustee	October 24, 2011

/s/ Patricia Sawyer Patricia Sawyer*	Trustee	October 24, 2011

/s/ John W. Waechter John W. Waechter*	Trustee	October 24, 2011

/s/ Robert A. DeVault, Jr. Robert A. DeVault, Jr.	Vice President, Treasurer and Principal Financial Officer	October 24, 2011

* By: /s/ Dennis P. Gallagher Dennis P. Gallagher**		October 24, 2011

** Attorney-in-fact pursuant to powers of attorney previously filed.

WASHINGTON, DC 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Registration Statement on

Form N-14

Transamerica Series Trust

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(11)	Opinion of Counsel as to the Legality of the Securities

(12)	Form of Opinion and Consent as to Tax Matters

(17)(d)	Prospectus dated May 1, 2011, as supplemented through October 14, 2011

(17(e)	Statement of Additional Information dated May 1, 2011 as supplement through August 17, 2011, as supplemented through October 13, 2011

(17)(f)	Annual Report to Shareholders for the year ended December 31, 2010

(17)(g)	Semi-Annual Report to Shareholders for the period ended June 30, 2011